[CHASE VISTA LOGOS]



                                                                  April 10, 1999


Dear Vista Capital Advantage Contract Owner:

Enclosed is the February 28, 1999 Semi-Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The table below shows the one year and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at February 28, 1999. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.(1)

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.

             Anchor National Life Insurance Company Policy Holders
                  Average Annual Total Return as of 2/28/99(2)
--------------------------------------------------------------------------------
Portfolio (Contract Inception Date)            One-Year         Since Inception
--------------------------------------------------------------------------------
 Growth and Income (3/13/95)                    (8.40%)             17.15%
 Capital Growth (3/13/95)                      (20.31%)             12.87%
 International Equity (3/13/95)                 (5.51%)              4.79%
 Asset Allocation (3/13/95)                     (5.75%)             11.12%
 U.S. Government Income (7/13/95)               (2.30%)              3.02%
 Money Market (6/2/95)(3)                       (2.65%)              2.28%
   7-day current yield as of 2/28/99; 2.81%
--------------------------------------------------------------------------------

        First SunAmerica Life Insurance Company Policy Holders (New York)
                  Average Annual Total Return as of 2/28/99(2)
--------------------------------------------------------------------------------
Portfolio (Contract Inception Date)            One-Year         Since Inception
--------------------------------------------------------------------------------
Growth and Income (12/6/95)                     (8.41%)             14.63%
Capital Growth (12/6/95)                       (20.35%)              8.91%
International Equity (12/22/95)                 (5.55%)              2.82%
Asset Allocation (12/22/95)                     (5.77%)              9.47%
U.S. Government Income (12/22/95)               (2.27%)              2.64%
Money Market (12/22/95)(3)                      (2.63%)              2.33%
  7-day current yield as of 2/28/99; 2.89%
--------------------------------------------------------------------------------

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-90-VISTA.


Sincerely,


/s/ Fergus Reid

Fergus Reid
Chairman
-------------

(1) The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 59-1/2.

(2) Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

(3) Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.


The Vista Capital Advantage (VCA) is distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio advisor, administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

--------------------------------------------------------------------------------
Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.
--------------------------------------------------------------------------------

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

           Table of Contents

     4     Letter from the Chairman


           Performance & Commentary

     5     Growth and Income

     6     Capital Growth

     7     International Equity

     8     Asset Allocation

     9     U.S. Government Income

    10     Money Market


           Portfolio of Investments

    11     Growth and Income

    13     Capital Growth

    14     International Equity

    18     Asset Allocation

    21     U.S. Government Income

    21     Money Market


           Mutual Fund Variable Annuity Trust

    22     Statement of Assets & Liabilities

    23     Statement of Operations

    24     Statement of Changes in Net Assets

    25     Financial Highlights


 27-31     Notes to Financial Statements

--------------------------------------------------------------------------------
 INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC,
 FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
page 4  Letter from the Chairman

                                                                  April 10, 1999



Dear Vista Capital Advantage Investor:

We are pleased to present this semi-annual report on the six portfolios underlying the Vista Capital Advantage Variable Annuity for the six months ended February 28, 1999. This report summarizes the performance of each portfolio in light of events in the financial markets, giving you the opportunity to monitor and adjust your individual investment choices if necessary. Here are some highlights:


Strong U.S. Economy Helps Fuel Stock Market Advance

The U.S. economy showed strength throughout much of the period, fueled by high consumer confidence, better-than-expected earnings, increases in housing and retail sales and strong consumer spending. Against this backdrop, inflation remained relatively benign, hovering near its lowest level in a generation. Fittingly, on the last day of the reporting period, the government released the strongest Gross Domestic Product report in more than two years and one of the best in this decade.


Russian Crisis Causes Temporary Market Retreat

The Russian financial and economic crisis had a negative effect on equity markets early in the period, as investors grew concerned about the strength of the global economy. These worries diminished significantly when the Federal Reserve Board reduced short-term interest rates in the fall. Early in 1999, concerns over the problems in Russia were replaced by nervousness over Brazil's financial difficulties, putting pressure on stocks again. However, these worries faded as the period came to a close.


U.S. Bond Market Experiences Significant Volatility

Early in the period, bond prices rose sharply due to fears of a global economic slowdown ignited by the problems in Russia. Rates started to rebound following the Fed's decision to abandon its neutral monetary policy. In January, the U.S. bond market showed little change, as worries over Brazil's financial woes were offset by robust U.S. economic growth. In the final weeks of the period, however, bond prices fell as interest rates rose significantly in the face of stronger-than-expected economic reports.


Sincerely,


/s/ Fergus Reid

Fergus Reid
Chairman

                                            Growth and Income Portfolio   page 5

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.

Performance

Investors in the Growth and Income Portfolio continued to participate in the strong performance of the U.S. stock market during the reporting period. For the six months ended February 28, 1999, the Portfolio had a total return of 18.73%.

Strategy

Good stock selection contributed significantly to the Portfolio's investment results. The Portfolio benefited from its exposure to technology stocks, which registered strong performance during the reporting period. Management's decision to reduce its weighting to this sector during the market selloff last fall also contributed to the Portfolio's investment results. Additionally, health care and pharmaceutical stocks posted good investment results for investors.

The Portfolio's investment in interest-rate sensitive stocks, such as utilities, proved beneficial late in 1998. Concerns over global economic growth, ignited mainly by problems in Russia and Latin America, pushed interest rates down before they moved higher early in 1999 on strong economic data. Even as the U.S. economy strengthened in early 1999, the Portfolio was well positioned to capitalize on this trend through its investment in consumer cyclical stocks.

The Portfolio's exposure to oil and gas companies was the most notable detraction from performance. During the reporting period, the price of oil dropped sharply due to oversupply and warm weather throughout much of the United States. While the near-term prospects for stocks in this sector are uncertain due to the pressure on oil prices, the long-term prognosis is favorable, in our judgment. Companies are selling at attractive valuations, and as the economic problems outside the United States begin to wane, the demand for oil and the services provided by companies in this sector are likely to increase.

Outlook

The economic backdrop for continued gains in stocks is positive. Inflation is still hovering at its lowest level in a generation. Consumer spending remains strong. Consumer confidence is near its highest level since the Conference Board began keeping such data more than 30 years ago, and unemployment remains low. As the period came to a close, interest rates, as measured by the yield on the 30-year Treasury bond, hit its highest level since last August (5.65%) due to strong U.S. economic growth. If the economy continues to show strength, rates could move higher, which may cause heightened market volatility in the months ahead. However, given our favorable long-term outlook for the stock market, we intend to view wide market movements as an excellent opportunity to purchase high-quality, attractively priced stocks that meet our strict investment criteria.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $17,166 from inception on 3/1/95 through 2/28/99.*


--------------------------------------------------------------------------------
                   Average Annual Total Return as of 2/28/99

Investment Results

 One year                         (0.91%)
 Since Inception (3/1/95)         19.35%
--------------------------------------------------------------------------------

[LINE CHART OMITTED]

               Growth
                 and
               Income         S&P 500
               ------         -------
 2/28/95       10000          10000
 5/31/95       10730          11020.5
 8/31/95       11480          11678.6
11/30/95       11960          12658.8
 2/29/96       12768          13465.9
 5/31/96       13375.5        14149.5
 8/31/96       13344          13861.9
11/30/96       15051.3        16181
 2/28/97       15543.9        16983.4
 5/31/97       16569.9        18312.3
 8/31/97       18084.9        19491.5
11/30/97       19170.5        20791.1
 2/28/98       20411.2        22922.9
 5/31/98       20645.5        23923.7
 8/31/98       17034.6        21071.9
11/30/98       20218.2        25712.5
 2/28/99       17165.6        27449.1

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 6  Capital Growth Portfolio

The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.


Performance

Despite a very volatile environment for equities, particularly small- and mid-cap stocks, The Capital Growth Portfolio posted generally good investment results during the report ing period. For the six months ended February 28, 1999, the Portfolio had a total return of 16.44%.

Strategy

The Portfolio's performance was largely due to its broad exposure to industries that performed relatively well during the period and superior stock selection in a difficult environment. The Portfolio enjoyed good performance from its investment in technology stocks. EMC, the large database storage company, was among the Portfolio's top performing stocks in this sector. The Fund's utility stocks performed well during the major decline in interest rates in September and early October. Last year, long-term interest rates, as measured by the benchmark 30-year Treasury bond, hit a low of roughly 4.72%, due to concerns over the global economy. Following the Federal Reserve's decision to reduce short-term interest rates last fall, the Fund benefited from a dramatic rebound in select consumer cyclical stocks. The Fund's health care holdings produced mixed results. Biogen and Wellpoint Health Networks performed well, while Healthsouth and Tenet Healthcare lagged the market.
With the domestic economy showing signs of strength in late 1998, the Fund benefitted from its investment in consumer-oriented stocks. A rally in health care stocks also proved beneficial to shareholders. With the large number of babyboomers approaching their senior years, the long-term prognosis for stocks in this sector remains, in our judgment, highly favorable.

A few investments detracted from the Fund's investment results during the period. Our investment in real estate investment trusts hindered performance. Investors ignored the good fundamentals and attractive valuations of these stocks, which pushed their values lower. While the Fund was underweighted in energy stocks, its exposure to this group also weighed on performance due mainly to falling oil prices. Given the sharp pullback in energy stocks over the past few years, the group may be poised for a rebound sometime later this year, particularly if global economic conditions improve.

Outlook

The stock market has enjoyed four consecutive years of historically strong performance, and while we do not expect equities to continue on this torrid pace in 1999, the fundamentals for further gains remain in place.

Corporate earnings, while somewhat muted, remain in relatively good shape. Although interest rates have bounced nearly a full percent off their October lows, they still remain at levels that should not pose a serious threat to future corporate profitability. Finally, the economy remains solid, with virtually all data suggesting that the longest running economic expansion in this century will continue near-term. On the final day of the reporting period, the Commerce Department reported that Gross Domestic Product for the fourth quarter of 1998 rose 6.1%, one of the highest levels in this decade and the most robust report in more than two years.

Life of Portfolio Performance


A $10,000 tax-deferred investment in the Capital Growth
Portfolio at NAV (Net Asset Value) would have grown to $15,921 from inception on 3/1/95 through 2/28/99.*

Investment Results

--------------------------------------------------------------------------------
                   Average Annual Total Return as of 2/28/99

 One year                         (13.02%)
 Since Inception (3/1/95)          15.24%
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED]

               Russell         Capital
                2000           Growth
                ----           ------
 2/28/95       10000          10000
 5/31/95       10870          10576.7
 8/31/95       11900          12010
11/30/95       12220          12169
 2/29/96       13077.4        12865.8
 5/31/96       14785.4        14375.5
 8/31/96       14240.1        13312.3
11/30/96       15526.2        14180.9
 2/28/97       16040.9        14484.3
 5/31/97       16492.6        15378.2
 8/31/97       18123.4        17168
11/30/97       18707.3        17501.4
 2/28/98       20234.3        18821.5
 5/31/98       19950.6        18642.6
 8/31/98       15114.5        13834.4
11/30/98       17732.4        16346.2
 2/28/99       15920.6        16164.2

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                                                          page 7
                                                  International Equity Portfolio

The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.

Performance

The International Equity Portfolio recorded good investment results during a period highlighted by concerns over global economic growth and the launch of the European Monetary Union (EMU). For the six months ended February 28, 1999, the Portfolio posted a total return of 11.49%.

Strategy

The International Equity Portfolio enjoyed good performance from its exposure to European stocks, which performed well during the reporting period. Enthusiasm over the launch of the EMU and declining interest rates throughout the region in 1998 were largely responsible for the advance.

The Fund's exposure to Japan detracted slightly from performance. Japanese stocks struggled as concerns over the country's economic and financial troubles continued to linger. Several economic reform measures introduced by government did little to encourage equity investment.

The Portfolio's investments in the emerging markets of southeast Asia and Latin America were mixed. Southeast Asian markets showed some signs of rebounding at several points throughout the fiscal year but still remained affected by economic and currency problems within its region and in other emerging markets. Latin American markets fell victim to Brazil's inherent financial difficulties.

Midway through the period, international markets were negatively affected by a liquidity driven crisis that began in Russia. Many stocks came under pressure due to concerns over a significant slowdown in global economic growth and a subsequent decline in corporate profitability.

However, after the Federal Reserve Board reduced short-term interest rates in September and October, financial markets around the world staged a strong rally as fears of slowing growth significantly subsided. (The Fed also reduced rates in November.)

Outlook

Our outlook for European equities remains favorable. The economic environment on the Continent is similar to the U.S. earlier this decade, just prior to the major move in U.S. equity prices. Additionally, companies continue to restructure their businesses to improve profitability and lower operating expenses. Given this backdrop, we intend to use market weakness as buying opportunities in the region.

In Japan, we believe the government must still take serious steps to improve the fundamental structure of the country's economy before its equity market can experience a sustainable rebound. While the worst may be over for the economies along the Pacific Rim, we believe the region is likely to remain volatile until global economic worries fully subside. Brazil's fiscal situation will play a significant role in determining the course for Latin American markets in the months ahead.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the International
Equity Portfolio at NAV (Net Asset Value) would have grown to $12,506 from inception on 3/1/95 through 2/28/99.*

Investment Results

--------------------------------------------------------------------------------
                   Average Annual Total Return as of 2/28/99

 One year                         2.06%
 Since inception (3/1/95)         7.05%
--------------------------------------------------------------------------------

[LINE CHART OMITTED]

            International      MSCI
               Equity          EAFE
               ------          ----

 2/28/95       10000          10000
 5/31/95       10480          10900.7
 8/31/95       10890          10950.3
11/30/95       10870          11175.5
 2/29/96       11132.2        11720.1
 5/31/96       11616.7        12098.6
 8/31/96       11153.3        11845.5
11/30/96       11690.4        12522.9
 2/28/97       11798.5        12133
 5/31/97       12214.5        13047
 8/31/97       12075.9        12953
11/30/97       11659.9        12506.6
 2/28/98       12857.7        14049.7
 5/31/98       13786.6        14535.4
 8/31/98       11770          12970.2
11/30/98       12417.7        14605.5
 2/28/99       12505.6        14786.9

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 8  Asset Allocation Portfolio

The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed income obligations.

Performance

The Asset Allocation Portfolio registered good investment results in an environment punctuated by good stock market performance, high market volatility and generally favorable economic conditions. For the six months ended February 28, 1999, the Portfolio posted a total return of 10.94%.

Strategy

The Portfolio's exposure to technology stocks proved beneficial to shareholders throughout much of the period. Technology stocks rallied early in the period, retreated last summer after Russia's economic and currency problems raised worries about global economic growth, and rebounded strongly following the Federal Reserve's decision to reduce short-term interest rates in October. Some of the Portfolio's better performing technology stocks included EMC, IBM and Sun Microsystems.

Thanks to a sharp decline in long-term interest rates early in the period, the Portfolio's fixed-income securities registered strong investment results. The decline in rates was brought on by continuing turmoil in international markets triggered by the Russian financial crisis. During that period, the yield on the benchmark 30-year Treasury bond hit a record low of 4.72% before moving back up to around 5.63% by the end of the reporting period.

The Portfolio's exposure to financial, banking and insurance stocks helped bolster investment results, though last summer's financial crisis weighed heavily on these stocks from August to early October. Morgan Stanley Dean Witter was among the Portfolio's top performing stocks in this sector. In the final four months of the reporting period, consumer stocks contributed favorably to performance, thanks to a marked rise in consumer spending and a sharp increase in retail sales.

Strong performance by health care and pharmaceuticals also bolstered the Portfolio's performance due to its broad exposure to companies in this sector. The Portfolio's investment in energy stocks and related businesses detracted from performance, as falling oil prices kept stock prices of companies in this sector under pressure throughout much of the period.

Outlook

Our outlook for the Fund remains favorable. Despite the strong run-up in stock prices in recent years, we remain optimistic on the market. Corporate earnings growth is still relatively good, consumer confidence is hovering near its highest level in more than 30 years and cash flows into mutual funds continue to be strong. Additionally, the economic backdrop for stocks is positive. On the final day of the reporting period, the Commerce Department reported that Gross Domestic Product for the fourth quarter of 1998 rose 6.1%, one of the highest levels in this decade and the most robust report in more than two years. Furthermore, inflation is at its tamest level in a generation and interest rates, despite backing up in February, are still low. We expect the economy to show signs of slowing later in the year, which should be good for fixed-income securities. As the economic engine begins to cool, stock selection will be critical in delivering superior performance compared to the market.


Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation
Portfolio at NAV (Net Asset Value) would have grown to $15,220 from inception on 3/1/95 through 2/28/99.*

Investment Results

--------------------------------------------------------------------------------
                   Average Annual Total Return as of 2/28/99

 One year                         1.76%
 Since Inception (3/1/95)        13.58%
--------------------------------------------------------------------------------


[LINE CHART OMITTED]

                              60% S&P 500/
               Asset          40% Lehman
             Allocation       Gov't Bond
             ----------       ----------
 2/28/95       10000           10000
 5/31/95       10570           10854.1
 8/31/95       11040           11311.4
11/30/95       11440           12068.1
 2/29/96       11935.4         12524.2
 5/31/96       12198.9         12821.6
 8/31/96       12242.8         12935.6
11/30/96       13362.8         14295.9
 2/28/97       13557.4         14677.6
 5/31/97       14102.3         15440.3
 8/31/97       15010.4         16232.1
11/30/97       15346.1         17138.5
 2/28/98       16342.3         18349.1
 5/31/98       15624.1         18963.8
 8/31/98       14989.9         17918.6
11/30/98       16666.4         20411.3
 2/28/99       15220           21103

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income. The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

                                       U.S. Government Income Portfolio   page 9

The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.

Performance

The U.S. Government Income Portfolio registered good investment results in an environment in which long-term interest rates fell to historic lows before moving slightly higher before the end of the period. For the six months ended February 28, 1999, the Portfolio posted a total return of 0.10%.

Strategy

During the period, the yield on the 30-year U.S. Treasury bond fell from 5.89% to around 5.63%. From August through early October, the yield on the long bond realized its steepest decline, falling to a record low of 4.72 percent. The drop in yield (and the subsequent increase in bond prices) was ignited by growing concerns of a global economic slowdown brought on by the Russian financial crisis.

Our decision to maintain a slightly longer-than-average duration when yields declined contributed significantly to Fund performance. As the Russian economic crisis began to wane late in 1998, we shortened the Fund's average duration. This also proved to be a prudent investment strategy throughout the remainder of the period. While interest rates remained relatively stable in January, they rose sharply in February thanks to a spate of stronger-than-expected economic data. During the first two weeks of February alone, the yield on the 30-year Treasury bond soared 40 basis points and hit 5.65% on February 25, its highest level since last August. Among those reports that pushed the yield higher included the strongest consumer confidence report in more than 30 years.

For the period, the Federal Reserve Board broke from its neutral monetary policy and reduced short-term interest rates in September, October and November. The September rate cut was the first time that the Fed made a change in interest rates since March of 1997.

Outlook

Our outlook for the Fund continues to be positive. We don't expect the economy to remain robust throughout the rest of 1999. Given this forecast, interest rates are likely to retreat in the coming months, which should bode well for bond prices. Any meaningful uptick in interest rates is likely to be viewed as an opportunity to extend the Fund's average duration to provide additional income to shareholders.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $13,191 from inception on 3/1/95 through 2/28/99.*

Investment Results

--------------------------------------------------------------------------------
                    Average Annual Total Return as of 2/28/99

 One year                         5.30%
 Since Inception (3/1/95)         7.16%
--------------------------------------------------------------------------------

[LINE CHART OMITTED]

                                   Lehman
               US Government     Intermediate
                  Income         US Gov't/Cp
               -------------     -----------

 2/28/95           10000           10000
 5/31/95           10550           10488.2
 8/31/95           10690           10655.6
11/30/95           11100           10993.6
 2/29/96           11027.8         11073.5
 5/31/96           10820.6         10969.6
 8/31/96           10970.2         11128.1
11/30/96           11522.8         11634
 2/28/97           11430.7         11626.7
 5/31/97           11556.9         11778.5
 8/31/97           11859.7         12066.4
11/30/97           12288.6         12369
 2/28/98           12527.4         12621.1
 5/31/98           12735.7         12817.7
 8/31/98           13178.5         13148.1
11/30/98           13438.9         13463.3
 2/28/99           13131           13791.3


Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insur ance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 59-1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

page 10  Money Market Portfolio

The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.

Performance

The Money Market Portfolio produced a total return of 2.35% for the six months ended February 28, 1999.

Strategy

In an environment punctuated by high interest-rate volatility, several decisions contributed positively to performance.

Early in the period, we maintained a longer-than-average maturity. This helped performance as interest rates fell sharply due to a global liquidity crisis ignited by financial problems in Russia. These concerns also motivated investors to increase their exposure to high-quality securities, such as those in the Fund.

To keep the domestic economy from slowing significantly, the Federal Reserve Board broke from its neutral monetary policy in September and cut short-term interest rates. It was the first move by the Fed since March, 1997. The Fed cut rates again in October and November.

As rates stabilized and fears of a major slowdown subsided, we gradually shortened the Fund's average maturity. This move also had a favorable impact on performance because the release of stronger-than-expected economic data in February pushed rates higher as the period came to close.

Outlook

Our outlook for the Money Market Portfolio remains positive. Investor concerns over the global economy are unlikely to abate anytime soon. Given this backdrop, investors should continue to favor high-quality, liquid investments, such as those in our portfolio.

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

                                           Growth and Income Portfolio   page 11

                          Portfolio of Investments February 28, 1999 (unaudited)

    Shares                            Issuer                            Value
-------------- --------------------------------------------------- --------------
              LONG-TERM INVESTMENTS--100.4%
              COMMON STOCK--96.0%
              AEROSPACE--2.1%
      6,700    GENERAL DYNAMICS CORP. ............................  $   404,931
                                                                    -----------
              AIRLINES--1.4%
      4,700    AMR CORP.* ........................................      260,556
                                                                    -----------
              AUTOMOTIVE--2.7%
      8,700    FORD MOTOR CO. ....................................      516,019
                                                                    -----------
              BANKING--4.4%
      2,100    BANKAMERICA CORP. .................................      137,156
      2,300    COMERICA, INC. ....................................      152,375
      1,700    CULLEN/FROST BANKERS, INC. ........................       80,431
      8,600    FIRST UNION CORP. .................................      458,488
                                                                    -----------
                                                                        828,450
                                                                    -----------
              BIOTECHNOLOGY--0.7%
      1,000    AMGEN, INC.* ......................................      124,875
                                                                    -----------
              BROADCASTING--1.1%
      5,700    CBS CORP. .........................................      210,188
                                                                    -----------
              CABLE-TELEVISION--0.6%
      1,700    TELE-COMMUNICATIONS, TCI GROUP, CLASS A* ..........      106,781
                                                                    -----------
              CHEMICALS--0.5%
      3,200    AIR PRODUCTS AND CHEMICALS, INC. ..................      102,800
                                                                    -----------
              COMPUTER SOFTWARE--3.1%
      4,300    AMERICAN MANAGEMENT SYSTEMS, INC.* ................      143,513
      2,700    COMPUTER SCIENCES CORP.* ..........................      179,888
      5,500    MASTECH CORP.* ....................................      137,156
      7,200    SYMANTEC CORP.* ...................................      130,050
                                                                    -----------
                                                                        590,607
                                                                    -----------
              COMPUTERS/COMPUTER HARDWARE--6.4%
      4,600    EMC CORP.* ........................................      470,925
      1,300    LEXMARK INTERNATIONAL GROUP, INC., CLASS A
               (GERMANY)* ........................................      134,144
     14,800    SEAGATE TECHNOLOGY, INC.* .........................      428,275
      2,000    TEXAS INSTRUMENTS .................................      178,375
                                                                    -----------
                                                                      1,211,719
                                                                    -----------
              CONSTRUCTION--1.2%
     13,800    D.R. HORTON, INC. .................................      219,938
                                                                    -----------
              CONSTRUCTION MATERIALS--2.4%
     17,500    MASCO CORP. .......................................      459,375
                                                                    -----------
              CONSUMER PRODUCTS--4.6%
      7,000    FORTUNE BRANDS, INC. ..............................      210,875
     10,500    PHILIP MORRIS COMPANIES, INC. .....................      410,813
     11,100    SHAW INDUSTRIES, INC. .............................      243,506
                                                                    -----------
                                                                        865,194
                                                                    -----------
              ELECTRONICS/ELECTRICAL EQUIPMENT--7.3%
      8,200    ALTERA CORP.* .....................................      398,725
      7,000    APPLIED MATERIALS, INC.* ..........................      389,375
      5,500    EG&G, INC. ........................................      145,750
      3,700    INTEL CORP. .......................................      443,769
                                                                    -----------
                                                                      1,377,619
                                                                    -----------

    Shares                            Issuer                            Value
-------------- --------------------------------------------------- ------------
              ENTERTAINMENT/LEISURE--2.8%
      6,000    VIACOM, INC. CLASS B* .............................  $   530,250
                                                                    -----------
              FINANCIAL SERVICES--5.1%
     10,920    ASSOCIATES FIRST CAPITAL CORP., CLASS A ...........      443,625
      7,500    FREDDIE MAC .......................................      441,563
      1,700    LEHMAN BROTHERS HOLDING, INC. .....................       90,100
                                                                    -----------
                                                                        975,288
                                                                    -----------
              FOOD/BEVERAGE PRODUCTS--2.3%
      8,100    FLOWERS INDUSTRIES, INC. ..........................      197,437
      6,600    PEPSICO INC. ......................................      248,325
                                                                    -----------
                                                                        445,762
                                                                    -----------
              HEALTH CARE/HEALTH CARE SERVICES--5.6%
      1,600    AETNA INC. ........................................      118,500
     11,600    HCR MANOR CARE, INC.* .............................      259,550
     47,900    HEALTHSOUTH CORP.* ................................      556,837
      6,100    TENET HEALTHCARE CORP.* ...........................      120,094
                                                                    -----------
                                                                      1,054,981
                                                                    -----------
              INSURANCE--3.6%
     12,000    ALLSTATE CORP. ....................................      450,000
      8,100    RELIANCE GROUP HOLDINGS, INC. .....................       83,531
      2,300    XL CAPITAL LTD, CLASS A ...........................      140,875
                                                                    -----------
                                                                        674,406
                                                                    -----------
              MANUFACTURING--5.5%
      9,300    INGERSOLL-RAND CO. ................................      441,750
      7,200    JOHNSON CONTROLS, INC. ............................      442,800
      4,100    PENTAIR, INC. .....................................      155,287
                                                                    -----------
                                                                      1,039,837
                                                                    -----------
              METALS/MINING--2.3%
      8,600    ALCOA, INC. .......................................      348,300
      4,500    ENGELHARD CORP. ...................................       80,156
                                                                    -----------
                                                                        428,456
                                                                    -----------
              OFFICE/BUSINESS EQUIPMENT--0.9%
      3,200    XEROX CORP. .......................................      176,600
                                                                    -----------
              OIL & GAS--4.0%
     15,300    COASTAL CORP. .....................................      489,600
      5,200    HALLIBURTON COMPANY ...............................      146,900
      6,000    ULTRAMAR DIAMOND SHAMROCK CORP. ...................      118,500
                                                                    -----------
                                                                        755,000
                                                                    -----------
              PHARMACEUTICALS--3.3%
     11,400    PHARMACIA & UPJOHN, INC. ..........................      621,300
                                                                    -----------
              PIPELINES--3.0%
     11,300    COLUMBIA ENERGY GROUP, INC. .......................      570,650
                                                                    -----------
              PRINTING & PUBLISHING--1.1%
      6,700    NEW YORK TIMES COMPANY, CLASS A ...................      207,700
                                                                    -----------
              REAL ESTATE INVESTMENT TRUST--1.6%
      4,700    BRANDYWINE REALTY TRUST ...........................       77,256
      3,400    EQUITY RESIDENTIAL PROPERTIES TRUST ...............      139,400
      2,920    ESSEX PROPERTY TRUST, INC. ........................       82,490
                                                                    -----------
                                                                        299,146
                                                                    -----------

                                See notes to financial statements.

page 12  Growth and Income Portfolio (continued)
         Portfolio of Investments February 28, 1999 (unaudited)


     Shares                          Issuer                         Value
--------------- ----------------------------------------------- -------------
               RETAILING--5.2%
       6,900    KROGER CO.* ................................... $   446,344
      15,300    OFFICE DEPOT, INC.* ...........................     546,019
                                                                -----------
                                                                    992,363
                                                                -----------
               SHIPPING/TRANSPORTATION--2.5%
      10,000    UNION PACIFIC CORP. ...........................     468,750
                                                                -----------
               TELECOMMUNICATIONS--4.4%
       1,800    GTE CORP. .....................................     116,775
       6,400    MCI WORLDCOM, INC.* ...........................     528,000
       2,400    TELLABS, INC.* ................................     192,150
                                                                -----------
                                                                    836,925
                                                                -----------
               UTILITIES--1.9%
       6,000    CMS ENERGY CORP. ..............................     248,250
       1,900    DUKE ENERGY CORP. .............................     108,062
                                                                -----------
                                                                    356,312
                                                                -----------
               WASTE MANAGEMENT--2.4%
       9,300    WASTE MANAGEMENT, INC. ........................     454,537
                                                                -----------
               TOTAL COMMON STOCK
               (COST $18,125,548) .............................  18,167,315
                                                                -----------
               POISON PILL--0.0%
               MANUFACTURING--0.0%
      10,300    INGERSOLL-RAND CO., EXPIRE 12/22/08, ..........           0
                                                                -----------
               (COST $0) ......................................
               TOTAL LONG-TERM INVESTMENTS
               (COST $18,125,548) .............................  18,167,315
                                                                -----------
   Principal
    Amount
  ---------
               SHORT-TERM INVESTMENTS--4.4%
               REPURCHASE AGREEMENT--4.4%
   $ 831,000    GREENWICH CAPITAL MARKETS, INC., 4.85%, DUE
                 03/01/99, (DATED 02/26/99, PROCEEDS $831,336,
                 SECURED BY FNMA POOL, $880,000 AT 6.00%, DUE
                 02/01/29; MARKET VALUE $851,309)..............
               (COST $831,000).................................     831,000
                                                                -----------
               TOTAL INVESTMENTS--100.4%
               (COST $18,956,548) ............................. $18,998,315
                                                                ===========

*    = Non-income producing security.
FNMA = Federal National Mortgage Association

                       See notes to financial statements.

                                              Capital Growth Portfolio   page 13
                Portfolio of Investments February 28, 1999 (unaudited)

     Shares                            Issuer                            Value
--------------- ---------------------------------------------------- -------------
               LONG-TERM INVESTMENTS--86.3%
               COMMON STOCK--86.3%
               AGRICULTURAL PRODUCTION/SERVICES--1.1%
        5,000   UNIVERSAL CORPORATION ..............................  $   135,938
                                                                      -----------
               BANKING--5.0%
        6,500   CULLEN/FROST BANKERS, INC. .........................      307,531
        4,590   ZIONS BANCORPORATION ...............................      293,760
                                                                      -----------
                                                                          601,291
                                                                      -----------
               BIOTECHNOLOGY--4.4%
        5,500   BIOGEN, INC.* ......................................      528,688
                                                                      -----------
               BUSINESS SERVICES--2.7%
        5,000   PERSONNEL GROUP OF AMERICA, INC.* ..................       65,938
        6,500   SUNGUARD DATA SYSTEMS, INC. ........................      257,563
                                                                      -----------
                                                                          323,501
                                                                      -----------
               CHEMICALS--3.2%
       14,000   CROMPTON & KNOWLES CORPORATION .....................      259,000
        4,500   CYTEC INDUSTRIES, INC.* ............................      120,656
                                                                      -----------
                                                                          379,656
                                                                      -----------
               COMPUTER SOFTWARE--5.3%
       10,000   AMERICAN MANAGEMENT SYSTEMS, INC.* .................      333,750
        9,000   PLATINUM TECHNOLOGY, INC.* .........................      119,250
       10,000   SYMANTEC CORP.* ....................................      180,625
                                                                      -----------
                                                                          633,625
                                                                      -----------
               COMPUTERS/COMPUTER HARDWARE--9.2%
        6,000   EMC CORP.* .........................................      614,250
        4,700   LEXMARK INTERNATIONAL GROUP, INC.,CLASS A
                (GERMANY)* .........................................      484,981
                                                                      -----------
                                                                        1,099,231
                                                                      -----------
               CONSUMER PRODUCTS--2.9%
        6,000   FURNITURE BRANDS INTERNATIONAL, INC.* ..............      128,250
       10,000   SHAW INDUSTRIES, INC. ..............................      219,375
                                                                      -----------
                                                                          347,625
                                                                      -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--5.5%
        5,000   ASM LITHOGRAPHY HOLDING NV (NETHERLANDS) ...........      198,125
        5,000   WATERS CORP.* ......................................      465,313
                                                                      -----------
                                                                          663,438
                                                                      -----------
               ENVIRONMENTAL SERVICES--1.8%
       11,000   ALLIED WASTE INDUSTRIES, INC.* .....................      214,500
                                                                      -----------
               FINANCIAL SERVICES--3.6%
        6,000   BEAR STEARNS COMPANIES, INC. .......................      256,875
        4,000   THE PMI GROUP, INC.* ...............................      172,500
                                                                      -----------
                                                                          429,375
                                                                      -----------
               HEALTH CARE/HEALTH CARE SERVICES--6.5%
       16,000   CONCENTRA MANAGED CARE, INC.* ......................      170,000
        7,500   INTEGRATED HEALTH SERVICES, INC. ...................       44,531
        6,750   TENET HEALTHCARE CORP.* ............................      132,891
        3,500   TOTAL RENAL CARE HOLDINGS, INC.* ...................       31,063
        5,100   UNIVERSAL HEALTH SERVICES, INC., CLASS B* ..........      207,188
        2,500   WELLPOINT HEALTH NETWORKS, INC., CLASS A* ..........      197,188
                                                                      -----------
                                                                          782,861
                                                                      -----------

     Shares                            Issuer                            Value
--------------- ---------------------------------------------------- ------------
               INSURANCE--6.0%
       13,000   RELIANCE GROUP HOLDINGS, INC. ......................  $   134,062
        8,000   RELIASTAR FINANCIAL CORP. ..........................      363,000
        3,000   TRANSATLANTIC HOLDINGS, INC. .......................      224,062
                                                                      -----------
                                                                          721,124
                                                                      -----------
               MANUFACTURING--3.3%
        6,000   PENTAIR, INC. ......................................      227,250
        9,000   UNITED DOMINION INDUSTRIES, LTD ....................      173,812
                                                                      -----------
                                                                          401,062
                                                                      -----------
               MEDIA/ADVERTISING--2.2%
        4,000   OMNICOM GROUP, INC. ................................      265,000
                                                                      -----------
               OIL & GAS--4.1%
       11,000   BJ SERVICES CO. ....................................      154,687
        6,000   COOPER CAMERON CORP. ...............................      138,750
       25,000   VARCO INTERNATIONAL, INC.* .........................      193,750
                                                                      -----------
                                                                          487,187
                                                                      -----------
               PAPER/FOREST PRODUCTS--1.8%
        7,000   BOISE CASCADE CORP. ................................      217,437
                                                                      -----------
               PIPELINES--2.3%
        5,400   COLUMBIA ENERGY GROUP, INC. ........................      272,700
                                                                      -----------
               REAL ESTATE INVESTMENT TRUST--3.3%
       10,000   ARCHSTONE COMMUNITIES TRUST ........................      195,625
        7,000   ESSEX PROPERTY TRUST, INC. .........................      197,750
                                                                      -----------
                                                                          393,375
                                                                      -----------
               RETAILING--9.1%
        4,000   CVS CORP. ..........................................      212,000
       10,000   OFFICE DEPOT, INC.* ................................      356,875
        5,000   ROSS STORES, INC. ..................................      228,750
        8,000   SAKS INC.* .........................................      287,500
                                                                      -----------
        5,000   STAGE STORES, INC.* ................................    1,085,125
                                                                      -----------
               UTILITIES--3.0%
        3,500   CMS ENERGY CORP. ...................................      144,812
        7,500   TNP ENTERPRISES, INC. ..............................      219,375
                                                                      -----------
                                                                          364,187
                                                                      -----------
               TOTAL LONG-TERM INVESTMENTS
               (COST $9,378,252) ...................................   10,346,926
                                                                      -----------
   Principal
    Amount     SHORT-TERM INVESTMENTS--13.1%
  ----------
               REPURCHASE AGREEMENT--13.1%
   $1,569,000   GREENWICH CAPITAL MARKETS, INC., 4.85% DUE
                 03/01/99, (DATED 02/26/99, PROCEEDS $1,569,634,
                 SECURED BY FNMA CMO, $3,655,000 AT 6.47%, DUE
                 07/18/27; MARKET VALUE $1,602,293)
               (COST $1,569,000) ...................................  $ 1,569,000
                                                                      -----------
               TOTAL INVESTMENTS--99.4%
               (COST $10,947,252) ..................................  $11,915,926
                                                                      ===========

*    = Non-income producing security.
CMO  = Collateralized Mortgage Obligation
FNMA = Federal National Mortgage Association

                       See notes to financial statements.

page 14  International Equity Portfolio (continued)
         Portfolio of Investments February 28, 1999 (unaudited)

    Shares                             Issuer                            Value
-------------- ----------------------------------------------------- -----------
              LONG-TERM INVESTMENTS--93.5%
              COMMON STOCK--93.2%
              ARGENTINA--1.4%
               OIL & GAS--1.4%
      3,100    YPF SOCIEDAD, ADR ...................................  $   89,900
                                                                      ----------
              AUSTRALIA--0.5%
               DIVERSIFIED--0.2%
      6,177    FUTURIS CORP. LTD ...................................       7,669
      2,400    LANG CORP., LTD .....................................       6,779
      1,000    SOUTHCORP, LTD ......................................       3,849
                                                                      ----------
                                                                          18,297
                                                                      ----------
              FINANCIAL SERVICES--0.1%
     23,000    FXF TRUST* ..........................................       5,354
                                                                      ----------
              FOOD/BEVERAGE PRODUCTS--0.1%
      2,000    FOSTER'S BREWING GROUP, LTD .........................       5,736
                                                                      ----------
              MULTI-MEDIA--0.1%
      1,000    PUBLISHING & BROADCASTING, LTD ......................       5,556
                                                                      ----------
              TOTAL AUSTRALIA                                             34,943
                                                                      ----------
              AUSTRIA--0.2%
               OIL & GAS--0.2%
        309    SCHOELLER-BLECKMANN OILFIELD EQUIPMENT AG* ..........      13,828
                                                                      ----------
              BRAZIL--2.7%
               TELECOMMUNICATIONS--1.4%
      1,470    TELECOMUNICACOES BRASILEIRAS SA, SPONSERED
               ADR, PREFERRED BLOCK* ...............................      94,907
                                                                      ----------
               UTILITIES--1.3%
     12,100    CENTRAIS ELECTRICAS BRASILEIRAS PN ..................      78,720
      1,330    CENTRAIS ELECTRICAS BRASILEIRAS
               SA-ELECTROBRAS, ADR .................................       8,940
        523    CENTRAIS GERADORAS DO SUL DO BRAZIL SA,
               ADR* ................................................       1,525
                                                                      ----------
                                                                          89,185
                                                                      ----------
              TOTAL BRAZIL                                               184,092
                                                                      ----------
              CROATIA--0.5%
               PHARMACEUTICALS--0.5%
      2,155    PLIVA D.D. GDR REG S ................................      36,527
                                                                      ----------
              FINLAND--2.1%
               TELECOMMUNICATIONS--2.1%
        659    NOKIA OYJ, A SHARES .................................      91,184
      3,057    SONERA GROUP OYJ ....................................      52,538
                                                                      ----------
              TOTAL FINLAND                                              143,722
                                                                      ----------
              FRANCE--7.1%
               BANKING--0.9%
        710    CREDIT COMMERCIAL DE FRANCE .........................      61,205
                                                                      ----------
               COMPUTER SOFTWARE/SERVICES--2.5%
        900    CAP GEMINI SOGETI SA ................................     169,400
                                                                      ----------
               ENTERTAINMENT/LEISURE--0.3%
      1,075    PARC ASTERIX, SA* ...................................      20,659
                                                                      ----------


    Shares                             Issuer                            Value
-------------- ----------------------------------------------------- -------------
              FRANCE (cont'd)
               INSURANCE--1.1%
      2,816    CNP ASSURANCES* .....................................  $   75,300
                                                                      ----------
               OIL & GAS--0.7%
        437    ELF AQUITAINE SA ....................................      45,590
                                                                      ----------
               RETAILING--1.6%
        660    PINAULT-PRINTEMPS-REDOUTE SA ........................     109,514
                                                                      ----------
              TOTAL FRANCE                                               481,668
                                                                      ----------
              GERMANY--12.4%
               AUTOMOTIVE--2.1%
      1,533    DAIMLERCHRYSLER AG ..................................     143,347
                                                                      ----------
               BANKING--1.4%
      2,492    BHF-BANK AG .........................................      94,549
                                                                      ----------
               CHEMICALS--1.1%
      1,500    HOECHST AG ..........................................      70,748
                                                                      ----------
               FOOD/BEVERAGE PRODUCTS--2.4%
      1,418    KAMPS AG* ...........................................     163,815
                                                                      ----------
               INSURANCE--1.2%
        270    ALLIANZ AG ..........................................      81,864
                                                                      ----------
               PHARMACEUTICALS--0.3%
        310    GEHE AG .............................................      17,362
                                                                      ----------
               TELECOMMUNICATIONS--3.9%
        490    MANNESMANN AG .......................................      65,809
        558    MOBILCOM AG .........................................     192,409
                                                                      ----------
                                                                         258,218
                                                                      ----------
              TOTAL GERMANY                                              829,903
                                                                      ----------
              GREECE--1.1%
               TELECOMMUNICATIONS--1.1%
      2,320    STET HELLAS TELECOMMUNICATIONS SA, ADR* .............      75,545
                                                                      ----------
              IRELAND--1.6%
               BANKING--0.0%
          1    BANK OF IRELAND .....................................           6
                                                                      ----------
               REAL ESTATE--0.6%
      6,515    GREEN PROPERTY PLC ..................................      40,352
                                                                      ----------
               TELECOMMUNICATIONS--1.0%
      1,413    ESAT TELECOM GROUP PLC, ADS* ........................      66,411
                                                                      ----------
              TOTAL IRELAND                                              106,769
                                                                      ----------
              ITALY--8.3%
               BANKING--1.3%
      5,000    ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA ...........      86,743
                                                                      ----------
               FOOD/BEVERAGE PRODUCTS--0.5%
     14,700    CREMONINI ...........................................      36,547
                                                                      ----------
               INSURANCE--1.8%
     11,000    ALLEANZA ASSICURAZIONI ..............................     119,589
                                                                      ----------
               PRINTING & PUBLISHING--1.8%
     11,650    POLIGRAFICI EDITORIALE SPA, .........................      21,237
    100,000    SEAT PAGINE GIALLE SPA, RNC .........................      96,011
                                                                      ----------
                                                                         117,248
                                                                      ----------

                                See notes to financial statements.

                                                                         page 15
                                                  International Equity Portfolio
                          Portfolio of Investments February 28, 1999 (unaudited)




    Shares                            Issuer                           Value
-------------- --------------------------------------------------- -------------
              ITALY (cont'd)
               TELECOMMUNICATIONS--2.9%
      7,471     TELECOM ITALIA MOBILE SPA, .......................  $   50,563
     13,800     TELECOM ITALIA SPA ...............................     146,301
                                                                    ----------
                                                                       196,864
                                                                    ----------
              TOTAL ITALY                                              556,991
                                                                    ----------
              JAPAN--11.2%
               BROADCASTING--0.4%
          6     FUJI TELEVISION NETWORK, INC. ....................      25,380
                                                                    ----------
               CHEMICALS--0.9%
      5,000     ASAHI CHEMICAL INDUSTRY CO., LTD .................      23,973
      5,000     KANEKA CORP. .....................................      37,076
                                                                    ----------
                                                                        61,049
                                                                    ----------
               CONSUMER PRODUCTS--1.6%
          3     JAPAN TOBACCO, INC. ..............................      27,301
      1,000     KAO CORP. ........................................      19,971
        100     SONY CORP. .......................................       7,567
      1,200     UNI-CHARM CORP. ..................................      51,468
                                                                    ----------
                                                                       106,307
                                                                    ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--0.3%
      1,000     MITSUMI ELECTRIC COMPANY LTD .....................      16,895
                                                                    ----------
               FOOD/BEVERAGE PRODUCTS--0.3%
      1,000     NISSIN FOOD PRODUCTS, CO., LTD ...................      21,150
                                                                    ----------
               HEALTH CARE/HEALTH CARE SERVICES--0.5%
      1,000     TAKEDA CHEMICAL INDUSTRIES .......................      34,380
                                                                    ----------
               HOME BUILDING CONSTRUCTION--0.5%
      3,000     SEKISUI HOUSE, LTD ...............................      30,714
                                                                    ----------
               MACHINERY & ENGINEERING EQUIPMENT--0.5%
      5,000     TOKYO KIKAI SEISAKUSHO ...........................      30,756
                                                                    ----------
               MANUFACTURING--0.5%
      1,000     FUJI MACHINE MANUFACTURING CO., LTD ..............      31,936
                                                                    ----------
               PERSONAL SERVICES--1.2%
      1,000     SECOM CO., LTD ...................................      77,607
                                                                    ----------
               PHARMACEUTICALS--1.0%
      2,000     FUJISAWA PHARMACEUTICAL CO., LTD .................      25,684
      2,000     SANKYO CO. LTD ...................................      42,975
                                                                    ----------
                                                                        68,659
                                                                    ----------
               REAL ESTATE--0.2%
      3,000     HANKYU REALTY CO., LTD ...........................      11,148
                                                                    ----------
               RETAILING--0.5%
        300     AOYAMA TRADING CO., LTD ..........................       8,089
        700     MATSUMOTOKIYOSHI .................................      28,490
                                                                    ----------
                                                                        36,579
                                                                    ----------
               SHIPPING/TRANSPORTATION--0.2%
          2     EAST JAPAN RAILWAY CO. ...........................      12,033
                                                                    ----------
               TELECOMMUNICATIONS--2.2%
      1,000     MATSUSHITA COMMUNICATION INDUSTRIES ..............      51,738
         10     NTT DATA CORP. ...................................      57,721


    Shares                            Issuer                           Value
-------------- --------------------------------------------------- -------------
              JAPAN (cont'd)
          1     NTT MOBILE COMMUNICATION NETWORK, INC. ...........  $   40,615
                                                                    ----------
                                                                       150,074
                                                                    ----------
               TOYS & GAMES--0.4%
        300     NINTENDO CO., LTD ................................      25,734
                                                                    ----------
               TOTAL JAPAN                                             740,401
                                                                    ----------
              MALTA--0.6%
               TELECOMMUNICATIONS--0.6%
      3,382     MALTACOM PLC, GDR, REG. S* .......................      43,120
                                                                    ----------
              MEXICO--0.8%
               DIVERSIFIED--0.4%
     10,000     ALFA, SA DE CV, CLASS A ..........................      24,673
                                                                    ----------
               REAL ESTATE--0.2%
        500     CORPORACION GEO, SA DE CV, SER. B, ADR ...........       5,297
        500     CORPORACION GEO, SA DE CV, SER. B, GDR # .........       5,297
                                                                    ----------
                                                                        10,594
                                                                    ----------
               RETAILING--0.2%
     25,000     GRUPO ELEKTRA, SA DE CV, L SHARES ................      11,959
                                                                    ----------
               TOTAL MEXICO                                             47,226
                                                                    ----------
              NETHERLANDS--5.8%
               BANKING--0.9%
      1,130     ING GROEP NV .....................................      63,286
                                                                    ----------
               CABLE/MULTI-MEDIA--0.9%
      1,600     UNITED PAN-EUROPE COMMUNICATIONS NV ..............      59,652
                                                                    ----------
               COMPUTER SOFTWARE--0.9%
      2,350     ORDINA BEHEER NV* ................................      62,323
                                                                    ----------
               PRINTING & PUBLISHING--2.0%
      3,300     VERENIGDE NEDERLANDSE UITGEVERSBEDRIJVAN
                VERENIGD BEZIT (VNU) .............................     135,715
                                                                    ----------
               RETAILING--0.7%
      1,713     LAURUS NV ........................................      48,909
                                                                    ----------
               TELECOMMUNICATIONS--0.4%
        316     EQUANT NV ........................................      22,799
                                                                    ----------
               TOTAL NETHERLANDS                                       392,684
                                                                    ----------
              PORTUGAL--2.0%
               BANKING--0.9%
      1,945     BANCO COMERCIAL PORTUGUES, SA ....................      58,502
                                                                    ----------
               CONSTRUCTION--0.4%
        600     BRISA-AUTO ESTRADAS DE PORTUGAL, SA ..............      30,250
                                                                    ----------
               TELECOMMUNICATIONS--0.7%
        270     TELECEL-COMUNICACAOES PESSOAIS, SA ...............      47,781
                                                                    ----------
               TOTAL PORTUGAL                                          136,533
                                                                    ----------
              SINGAPORE--0.0%
               REAL ESTATE--0.0%
      2,000     DBS LAND, LTD ....................................       2,473
                                                                    ----------
              SPAIN--3.5%
               BANKING--1.3%
      3,520     ARGENTARIA, CAJA POSTAL Y BANCO
                HIPOTECARIO DE ESPANA, SA ........................      84,731
                                                                    ----------

                                See notes to financial statements.

page 16
International Equity Portfolio (continued)
Portfolio of Investments February 28, 1999 (unaudited)




    Shares                           Issuer                          Value
-------------- ------------------------------------------------- -------------
              SPAIN (cont'd)
               CONSTRUCTION--0.5%
       480      FOMENTO DE CONSTRUCCIONES Y CONTRATAS
                SA .............................................  $   34,051
                                                                  ----------
               TELECOMMUNICATIONS--1.4%
     2,000      TELEPHONICA DE ESPANA ..........................      91,366
                                                                  ----------
               UTILITY--0.3%
       815      ENDESA SA ......................................      21,605
                                                                  ----------
               TOTAL SPAIN                                           231,753
                                                                  ----------
              SWEDEN--2.6%
               BUSINESS SERVICES--1.1%
     1,600      ASSA ABLOY AB ..................................      74,793
                                                                  ----------
               INSURANCE--1.5%
     5,617      SKANDIA FORSAKRINGS AB .........................     103,177
                                                                  ----------
               TOTAL SWEDEN                                          177,970
                                                                  ----------
              SWITZERLAND--4.8%
               HEALTH CARE/HEALTH CARE SERVICES--2.4%
        92      NOVARTIS AG (REGISTERED) .......................     161,397
                                                                  ----------
               INSURANCE--0.5%
        50      ZURICH ALLIED AG ...............................      33,816
                                                                  ----------
               PHARMACEUTICALS--1.9%
        10      ROCHE HOLDING AG ...............................     126,639
                                                                  ----------
               TOTAL SWITZERLAND                                     321,852
                                                                  ----------
              THAILAND--0.1%
               OIL & GAS--0.0%
       400      PTT EXPLORATION AND PRODUCTION PUBLIC CO.,
                LTD (FOREIGN)* .................................       2,615
                                                                  ----------
               UTILITIES--0.1%
     1,900      ELECTRICITY GENERATING PUBLIC CO., LTD
                (FOREIGN)* .....................................       4,123
                                                                  ----------
               TOTAL THAILAND                                          6,738
                                                                  ----------
              UNITED KINGDOM--23.9%
               BANKING--3.2%
    11,100      ROYAL BANK OF SCOTLAND GROUP, PLC ..............     218,085
                                                                  ----------
               BUSINESS SERVICES--1.0%
     7,690      JARVIS PLC .....................................      66,794
                                                                  ----------
               COMPUTER SOFTWARE/SERVICES--1.3%
       815      IONA TECHNOLOGIES PLC, ADR* ....................      30,970
     5,200      SEMA GROUP PLC .................................      58,083
                                                                  ----------
                                                                      89,053
                                                                  ----------
               CONSTRUCTION--1.1%
     8,333      BERKELEY GROUP PLC .............................      75,584
                                                                  ----------
               DIVERSIFIED--1.1%
     9,195      GENERAL ELECTRIC CO., PLC ......................      73,383
                                                                  ----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--1.2%
    10,000      NXT PLC ........................................      79,006
                                                                  ----------
               ENTERTAINMENT/LEISURE--1.2%
     3,913      GRANADA GROUP PLC ..............................      79,576
                                                                  ----------


    Shares                           Issuer                          Value
-------------- ------------------------------------------------- -------------
              UNITED KINGDOM (cont'd)
               FINANCIAL SERVICES--0.9%
     4,560      LEGAL & GENERAL GROUP PLC ......................  $   57,000
                                                                  ----------
               MULTI-MEDIA--1.9%
     2,600      PEARSON PLC ....................................      57,166
     5,460      REUTERS GROUP PLC ..............................      72,624
                                                                  ----------
                                                                     129,790
                                                                  ----------
               OIL & GAS--2.2%
     9,202      BRITISH PETROLEUM CO., PLC .....................     130,514
    11,267      BRITISH-BORNEO PETROLEUM SYNDICATE PLC .........      16,070
                                                                  ----------
                                                                     146,584
                                                                  ----------
               PHARMACEUTICALS--2.6%
     3,297      GLAXO WELLCOME PLC .............................     105,672
     5,100      SMITHKLINE BEECHAM PLC .........................      71,841
                                                                  ----------
                                                                     177,513
                                                                  ----------
               REAL ESTATE--0.7%
    31,756      TBI PLC ........................................      45,293
                                                                  ----------
               TELECOMMUNICATIONS--5.5%
     2,150      ENERGIS PLC ....................................      53,577
    17,180      SECURICOR PLC ..................................     165,810
     8,189      VODAFONE GROUP PLC .............................     151,321
                                                                  ----------
                                                                     370,708
                                                                  ----------
              TOTAL UNITED KINGDOM                                 1,608,369
                                                                  ----------
              TOTAL COMMON STOCK
              (COST $5,814,015).................................   6,263,007
                                                                  ----------
              PREFERRED STOCK--0.0%
              MALAYSIA--0.0%
               CONSTRUCTION--0.0%
     4,000      SUNWAY BUILDING TECHNOLOGY, BHD, 3.0%
                RULS, (REDEEMABLE UNSECURED LOAN STOCK)
                (COST $1,284) ..................................         832
                                                                  ----------
              WARRANTS--0.3%
              GERMANY--0.3%
               UTILITIES--0.3%
     1,500      GERMAN UTILITIES BASKET, EXPIRES 11/04/00 ......      17,246
                                                                  ----------
               INSURANCE--0.0%
        11      MUENCHENER RUECKVERSICHERUNGS-
                GESELLSCHAFT AG, EXP 06/03/02, .................         417
                                                                  ----------
              TOTAL GERMANY                                           17,663
                                                                  ----------
              HONG KONG--0.0%
               DIVERSIFIED--0.0%
       300      WHARF HOLDINGS, EXPIRES 12/31/99 ...............          12
                                                                  ----------
               FINANCIAL SERVICES--0.0%
     1,600      GUANGDONG INVESTMENT, LTD, EXPIRES 07/30/99.....           4
                                                                  ----------
              TOTAL HONG KONG                                             16
                                                                  ----------
              TOTAL WARRANTS
              (COST $33,051) ...................................      17,679
                                                                  ----------


                       See notes to financial statements.

                                                                         page 17
                                      International Equity Portfolio (continued)
                          Portfolio of Investments February 28, 1999 (unaudited)


  Principal
   Amount                   Issuer                   Value
------------ ----------------------------------- -------------
            CONVERTIBLE CORPORATE BOND--0.0%
            GERMANY--0.0%
             AUTOMOTIVE--0.0%
$   1,000     DAIMLERCHRYSLER AG, 5.75%, 06/14/02
              (COST $769) ......................  $      895
                                                  ----------
            TOTAL INVESTMENTS--93.5%
            (COST $5,849,119)...................  $6,282,413
                                                  ==========

 *   = Non-income producing security
ADR  = American Depositary Receipt
GDR  = Global Depositary Receipt

                       See notes to financial statements.

page 18
Asset Allocation Portfolio (continued)
Portfolio of Investments February 28, 1999 (unaudited)




    Shares                            Issuer                            Value
-------------- --------------------------------------------------- ------------
              LONG-TERM INVESTMENTS--93.7%
              COMMON STOCK--54.1%
              AEROSPACE--1.2%
     1,800     GENERAL DYNAMICS CORP. ............................  $   108,788
                                                                    -----------
              AIRLINES--0.7%
     1,200     AMR CORP.* ........................................       66,525
                                                                    -----------
              AUTOMOTIVE--1.5%
     2,300     FORD MOTOR CO. ....................................      136,419
                                                                    -----------
              BANKING--2.5%
       600     BANKAMERICA CORP. .................................       39,188
       600     COMERICA, INC. ....................................       39,750
       400     CULLEN/FROST BANKERS, INC. ........................       18,925
     2,400     FIRST UNION CORP. .................................      127,950
                                                                    -----------
                                                                        225,813
                                                                    -----------
              BIOTECHNOLOGY--0.4%
       300     AMGEN, INC.* ......................................       37,463
                                                                    -----------
              CABLE-TELEVISION--0.4%
       500     TELE-COMMUNICATIONS, TCI GROUP, CLASS A* ..........       31,406
                                                                    -----------
              CHEMICALS--0.3%
       800     AIR PRODUCTS AND CHEMICALS, INC. ..................       25,700
                                                                    -----------
              COMPUTER SOFTWARE--1.8%
     1,200     AMERICAN MANAGEMENT SYSTEMS, INC.* ................       40,050
       700     COMPUTER SCIENCES CORP.* ..........................       46,638
     1,500     MASTECH CORP.* ....................................       37,406
     2,000     SYMANTEC CORP.* ...................................       36,125
                                                                    -----------
                                                                        160,219
                                                                    -----------
              COMPUTERS/COMPUTER HARDWARE--3.7%
     1,400     EMC CORP.* ........................................      143,325
       400     LEXMARK INTERNATIONAL GROUP, INC., CLASS A
               (GERMANY)* ........................................       41,275
     4,100     SEAGATE TECHNOLOGY, INC.* .........................      118,644
       400     TEXAS INSTRUMENTS .................................       35,675
                                                                    -----------
                                                                        338,919
                                                                    -----------
              CONSTRUCTION--0.7%
     3,800     D.R. HORTON, INC. .................................       60,562
                                                                    -----------
              CONSTRUCTION MATERIALS--1.4%
     4,800     MASCO CORP. .......................................      126,000
                                                                    -----------
              CONSUMER PRODUCTS--2.6%
     1,900     FORTUNE BRANDS, INC. ..............................       57,238
     2,900     PHILIP MORRIS COMPANIES, INC. .....................      113,463
     3,100     SHAW INDUSTRIES, INC. .............................       68,006
                                                                    -----------
                                                                        238,707
                                                                    -----------
              DIVERSIFIED--0.6%
     1,500     CBS CORP. .........................................       55,313
                                                                    -----------
              ELECTRONICS/ELECTRICAL EQUIPMENT--4.2%
     2,300     ALTERA CORP.* .....................................      111,838
     1,900     APPLIED MATERIALS, INC.* ..........................      105,688
     1,600     EG&G, INC. ........................................       42,400
     1,000     INTEL CORP. .......................................      119,938
                                                                    -----------
                                                                        379,864
                                                                    -----------


    Shares                            Issuer                            Value
-------------- --------------------------------------------------- ------------
              ENTERTAINMENT/LEISURE--1.6%
     1,600     VIACOM, INC. CLASS B* .............................  $   141,400
                                                                    -----------
              ENVIRONMENTAL SERVICES--1.3%
     2,400     WASTE MANAGEMENT, INC. ............................      117,300
                                                                    -----------
              FINANCIAL SERVICES--2.8%
     2,942     ASSOCIATES FIRST CAPITAL CORP., CLASS A ...........      119,519
     2,000     FREDDIE MAC .......................................      117,750
       400     LEHMAN BROTHERS HOLDING, INC. .....................       21,200
                                                                    -----------
                                                                        258,469
                                                                    -----------
              FOOD/BEVERAGE PRODUCTS--1.4%
     2,200     FLOWERS INDUSTRIES, INC. ..........................       53,625
     1,900     PEPSICO INC. ......................................       71,488
                                                                    -----------
                                                                        125,113
                                                                    -----------
              HEALTH CARE/HEALTH CARE SERVICES--3.1%
       400     AETNA INC. ........................................       29,625
     3,200     HCR MANOR CARE, INC.* .............................       71,600
    13,100     HEALTHSOUTH CORP.* ................................      152,288
     1,600     TENET HEALTHCARE CORP.* ...........................       31,500
                                                                    -----------
                                                                        285,013
                                                                    -----------
              INSURANCE--2.0%
     3,400     ALLSTATE CORP. ....................................      127,500
     2,100     RELIANCE GROUP HOLDINGS, INC. .....................       21,656
       600     XL CAPITAL LTD, CLASS A ...........................       36,750
                                                                    -----------
                                                                        185,906
                                                                    -----------
              MANUFACTURING--3.1%
     2,550     INGERSOLL-RAND CO. ................................      121,125
     2,000     JOHNSON CONTROLS, INC. ............................      123,000
     1,100     PENTAIR, INC. .....................................       41,662
                                                                    -----------
                                                                        285,787
                                                                    -----------
              METALS/MINING--1.3%
     2,400     ALCOA, INC. .......................................       97,200
     1,200     ENGELHARD CORP. ...................................       21,375
                                                                    -----------
                                                                        118,575
                                                                    -----------
              OFFICE/BUSINESS EQUIPMENT--0.5%
       800     XEROX CORP. .......................................       44,150
                                                                    -----------
              OIL & GAS--2.2%
     4,200     COASTAL CORP. .....................................      134,400
     1,300     HALLIBURTON COMPANY ...............................       36,725
     1,600     ULTRAMAR DIAMOND SHAMROCK CORP. ...................       31,600
                                                                    -----------
                                                                        202,725
                                                                    -----------
              PHARMACEUTICALS--1.8%
     3,000     PHARMACIA & UPJOHN, INC. ..........................      163,500
                                                                    -----------
              PIPELINES--1.7%
     3,100     COLUMBIA ENERGY GROUP, INC. .......................      156,550
                                                                    -----------
              PRINTING & PUBLISHING--0.6%
     1,800     NEW YORK TIMES COMPANY, CLASS A ...................       55,800
                                                                    -----------

                                See notes to financial statements.

                                                                         page 19
                                          Asset Allocation Portfolio (continued)
                          Portfolio of Investments February 28, 1999 (unaudited)


     Shares                              Issuer                              Value
--------------- ------------------------------------------------------- ------------
               REAL ESTATE INVESTMENT TRUST--0.7%
         900    EQUITY RESIDENTIAL PROPERTIES TRUST ...................  $    36,900
         800    ESSEX PROPERTY TRUST, INC. ............................       22,600
                                                                         -----------
                                                                              59,500
                                                                         -----------
               RETAILING--3.0%
       1,900    KROGER CO.* ...........................................      122,906
       4,200    OFFICE DEPOT, INC.* ...................................      149,886
                                                                         -----------
                                                                             272,792
                                                                         -----------
               SHIPPING/TRANSPORTATION--1.4%
       2,800    UNION PACIFIC CORP. ...................................      131,250
                                                                         -----------
               TELECOMMUNICATIONS--2.6%
         500    GTE CORP. .............................................       32,436
       1,800    MCI WORLDCOM, INC.* ...................................      148,500
         700    TELLABS, INC. .........................................       56,044
                                                                         -----------
                                                                             236,980
                                                                         -----------
               UTILITIES--1.0%
       1,600    CMS ENERGY CORP. ......................................       66,200
         500    DUKE ENERGY CORP. .....................................       28,436
                                                                         -----------
                                                                              94,636
                                                                         -----------
               TOTAL COMMON STOCK
               (COST $4,839,792) ......................................    4,927,144
                                                                         -----------
               POISON PILL--0.0%
               MANUFACTURING--0.0%
       2,750    INGERSOLL-RAND CO., EXPIRE 12/22/08,
                 (COST $0).............................................            0
                                                                         -----------
   Principal
    Amount
  ---------
               CORPORATE NOTES & BONDS--8.8%
               AUTOMOTIVE--1.1%
                FORD MOTOR CREDIT CO.,
   $  50,000     5.75%, 02/23/04 ......................................       49,363
      50,000     5.80%, 01/12/09 @ ....................................       48,079
                                                                         -----------
                                                                              97,442
                                                                         -----------
               COMMUNICATIONS EQUIPMENT--1.1%
     100,000    LUCENT TECHNOLOGIES, INC., 5.50%, 11/15/08 @ ..........       95,748
                                                                         -----------
               DIVERSIFIED--1.6%
                TYCO INTERNATIONAL GROUP, SA (LUXEMBURG), #
      75,000     5.88%, 11/01/04 @ ....................................       73,840
      75,000     6.88%, 01/15/29 @ ....................................       73,616
                                                                         -----------
                                                                             147,456
                                                                         -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--1.4%
     100,000    GENERAL ELECTRIC CAPITAL CORP., MTN 9.18%,
                 12/30/08 .............................................      123,042
                                                                         -----------
               FINANCIAL SERVICES--0.9%
      35,000    AT & T CAPITAL CORP. 7.50%, 11/15/00 @ ................       35,506
      50,000    HARTFORD FINANCIAL SERVICES GROUP, 6.38%,
                 11/01/08 @ ...........................................       49,780
                                                                         -----------
                                                                              85,286
                                                                         -----------




  Principal
   Amount                             Issuer                               Value
------------ -------------------------------------------------------- ------------
            OFFICE/BUSINESS EQUIPMENT--0.9%
    80,000   XEROX CORP., 5.50%, 11/15/03 @ .........................  $    78,652
                                                                       -----------
            PRINTING & PUBLISHING--0.3%
    30,000   WASHINGTON POST CO., CLASS B, 5.50%, 02/15/09 ..........       28,887
                                                                       -----------
            RETAILING--0.5%
    50,000   SAKS, INC., 7.38%, 02/15/19 @ ..........................       49,072
                                                                       -----------
            TELECOMMUNICATIONS--0.6%
    50,000   WORLDCOM, INC. 6.13%, 08/15/01 .........................       50,274
                                                                       -----------
            UTILITIES--0.4%
    40,000   UNITED ILLUMINATING CO., 6.00%, 12/15/03 ...............       39,149
                                                                       -----------
            CORPORATE NOTES & BONDS
            (COST $800,465)..........................................      795,008
                                                                       -----------
            MORTGAGE-BACKED PASS THROUGH SECURITIES--12.3%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
    80,000    TBA, 15 YEAR, 6.00%, 03/18/14 .........................       79,213
   250,000    TBA, 15 YEAR, 6.50%, 01/18/14 .........................      251,602
   250,000    TBA, 30 YEAR, 7.50%, 01/01/29 .........................      256,640
   120,000    TBA, 30 YEAR, 6.00%, 02/01/29 .........................      116,287
   160,000    TBA, 30 YEAR, 6.50%, 03/12/28 .........................      158,875
                                                                       -----------
                                                                           862,617
                                                                       -----------
   250,000   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
             TBA, 30 YEAR, 7.00%, 01/01/29 ..........................      253,203
                                                                       -----------
            MORTGAGE-BACKED PASS THROUGH SECURITIES
            (COST $1,123,351)........................................    1,115,820
                                                                       -----------
            COLLATERALIZED MORTGAGE OBLIGATION--0.7%
    62,803   FEDERAL NATIONAL MORTGAGE ASSOCIATION, POOL
             313563, 10.50%, 06/01/27
             (COST $69,768) .........................................       68,603
                                                                       -----------
            ASSET BACKED SECURITIES--0.9%
    84,166   MID-STATE TRUST, SER. 6, CLASS A4, 7.79%, 07/01/35
             (COST $84,244) .........................................       81,983
             --------------------------------------------------------  -----------
            U.S. TREASURY SECURITIES--14.4%
             U. S. TREASURY NOTES & BONDS, 14.4%
   100,000    4.25%, 11/15/03 @ .....................................       95,766
   100,000    4.63%, 12/31/00 @ .....................................       99,047
    50,000    6.00%, 07/31/02 @ .....................................       51,125
   200,000    6.13%, 08/15/07 @ .....................................      209,124
   150,000    6.13%, 11/15/27 @ .....................................      156,914
   450,000    6.50%, 10/15/06 @ .....................................      479,178
   125,000    8.50%, 02/15/20 @ .....................................      164,531
    50,000    8.75%, 08/15/00 @ .....................................       52,484
                                                                       -----------
            TOTAL U.S. TREASURY SECURITIES
            (COST $1,298,847)........................................    1,308,169
                                                                       -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--1.1%
    50,000   FEDERAL HOME LOAN MORTGAGE ASSOCIATION,
              5.13%, 10/15/08 .......................................       47,360
    50,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              5.13%, 02/13/04 .......................................       48,945
                                                                       -----------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (COST $98,355)...........................................       96,305
                                                                       -----------

                                See notes to financial statements.

page 20
Asset Allocation Portfolio (continued)
Portfolio of Investments February 28, 1999 (unaudited)


  Principal
   Amount                         Issuer                          Value
------------ ----------------------------------------------- --------------
            STATE & MUNICPAL OBLIGATIONS--1.4%
            MICHIGAN--1.4%
             WAYNE CHARTER COUNTY, MICHIGAN, DETROIT
              METROPOLITAN WAYNE COUNTY, SERIES A, REV.,
              5.00%, 12/01/28
   130,000   (COST $123,627) ...............................  $   125,502
                                                              -----------
             TOTAL LONG-TERM INVESTMENTS
             (COST $8,438,449)..............................    8,518,534
                                                              -----------
            SHORT-TERM INVESTMENTS--17.2%
            REPURCHASE AGREEMENT--17.2%
 1,568,000   GREENWICH CAPITAL MARKETS, INC., 4.85%, DUE
              03/01/99, (DATED 02/26/99, PROCEEDS $1,568,634,
              SECURED BY FNMA POOLS, $1,630,000, 6.00%
              THROUGH 7.00%, DUE 02/01/29; MARKET VALUE
              $1,600,645)
            (COST $1,568,000)...............................    1,568,000
                                                              -----------
            TOTAL INVESTMENTS 110.9%
            (COST $10,006,449)..............................  $10,086,534
                                                              ===========

 FUTURES CONTRACTS OUTSTANDING

                                              Original     Notional
Number                                        Notional     Value at
of                                              Value      02/28/99
Contracts              Description              (000)       (000)
-----------   ----------------------------   ----------   ---------
     5        U.S. 10 Year Treasury Note,
              8.00%, June 1999,                 $573         $574

  *  = Non-income producing securities
  #  = Security may only be sold to institutional buyers
  @  = All or a portion of this security is segregated
FNMA = Federal National Mortgage Association
MTN  = Medium Term Note
TBA  = To be announced

                       See notes to financial statements.

                                                                         page 21
Money Market Portfolio U.S. Government Income Portfolio
Portfolio of Investments Portfolio of Investments
February 28, 1999 (unaudited) February 28, 1999 (unaudited)


  Par Value                       Issuer                        Value
------------- --------------------------------------------- -------------
              LONG-TERM INVESTMENTS--95.2%
              U. S. TREASURY SECURITIES--52.0%
               U. S. TREASURY NOTES & BONDS,
 $  575,000     5.63%, 05/15/08 ...........................  $  585,333
    400,000     6.13%, 09/30/00 ...........................     405,688
    550,000     6.75%, 08/15/26 ...........................     620,554
    775,000     8.50%, 02/15/20 ...........................   1,020,094
    735,000     10.75%, 08/15/05 ..........................     944,129
                                                             ----------
              TOTAL U. S. TREASURY SECURITIES
              (COST $3,629,498)............................   3,575,798
                                                             ----------
              U. S. GOVERNMENT AGENCY OBLIGATIONS--32.2%
    750,000    FEDERAL HOME LOAN MORTGAGE CORP. 5.70%,
                03/25/03 ..................................     750,540
    450,000    FEDERAL NATIONAL MORTGAGE ASSOCIATION,
                6.24%, 07/29/02 ...........................     458,226
  1,000,000    STUDENT LOAN MARKETING ASSOCIATION 5.57%,
                03/17/00 ..................................   1,003,280
                                                             ----------
              TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
              (COST $2,196,137)............................   2,212,046
                                                             ----------
              MORTGAGE BACKED SECURITIES--11.0%
    765,180    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
                POOL 354779, 6.50%, 03/15/24
              (COST $704,459)..............................     761,592
                                                             ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $6,530,094)............................   6,549,436
                                                             ----------
              SHORT-TERM INVESTMENT--3.9%
              REPURCHASE AGREEMENT--3.9%
    266,000   GREENWICH CAPITAL MARKETS, INC., 4.85%, DUE
               03/01/99, (DATED 02/26/99, PROCEEDS $266,108,
               SECURED BY FNMA POOL, $275,000, 6.00%, DUE
               03/01/14; MARKET VALUE $272,154)
              (COST $266,000)..............................     266,000
                                                             ----------
              TOTAL INVESTMENTS--99.1%
              (COST $6,796,094)............................  $6,815,436
                                                             ==========

FNMA = Federal National Mortgage Association


     Par
    Value                               Issuer                               Value
------------- ---------------------------------------------------------- -----------
             U.S. TREASURY SECURITIES--9.5%
 $  140,000   U.S. TREASURY BILL, 4.40%, 05/13/99 ......................  $  138,751
    225,000   U.S. TREASURY NOTE, 4.40%, 05/13/99 ......................     222,992
                                                                          ----------
             TOTAL U.S. TREASURY SECURITIES
             (COST $361,743)............................................     361,743
                                                                          ----------
             U. S. GOVERNMENT AGENCY OBLIGATIONS--7.7%
    295,000   FEDERAL FARM CREDIT BANK, DISCOUNT NOTE,
               4.96%, 03/23/99
               (COST $294,106)..........................................     294,106
                                                                          ----------
             CORPORATE NOTES & BONDS--3.9%
             BANKING--3.9%
    150,000   BANCO SANTANDER, SA (SPAIN), DISCOUNT NOTE,
               4.86%, 03/12/99
               (COST $149,777) .........................................     149,777
                                                                          ----------
             COMMERCIAL PAPER--78.9%
    200,000   ANZ DELAWARE INC. (AUSTRALIA), 5.06%, 03/12/99 ...........     199,691
    175,000   CIESCO LP, 4.80%, 04/14/99 ...............................     173,973
    125,000   COFCO CAPITAL CORP. (SWITZERLAND), 4.85%,
               04/06/99 ................................................     124,394
    190,000   CONTIFINANCIAL CORP., 4.83%, 05/13/99 ....................     188,139
    148,000   EQUILON ENTERPRISES LLC, 4.85%, 04/01/99 .................     147,382
    160,000   FORD MOTOR CREDIT CO., 4.80%, 04/06/99 ...................     159,232
    222,000   GARANTI FUNDING CORP. (GERMANY), 5.00%,
               04/30/99 ................................................     220,150
    150,000   GENERAL ELECTRIC CAPITAL CORP., 4.90%, 03/08/99 ..........     149,857
    150,000   GENERAL MOTORS ACCEPTANCE CORP., 4.87%,
               03/29/99 ................................................     149,432
    185,000   GENERALE BANK (BELGIUM), 4.82%, 04/26/99 .................     183,613
    175,000   ING AMERICA INSURANCE HOLDINGS, INC., 4.81%,
               04/05/99 ................................................     174,182
    108,000   KFW INTERNATIONAL FINANCE (GERMANY), 4.86%,
               03/19/99 ................................................     107,737
    173,000   METLIFE FUNDING INC., 4.81%, 03/12/99 ....................     172,746
    165,000   NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
               CORP., 4.85%, 04/22/99 ..................................     163,844
    150,000   PETROBRAS (UNITED KINGDOM), 5.15%, 03/15/99 ..............     149,700
    190,000   SALOMON, INC. (FRANCE), 4.82%, 03/10/99 ..................     189,771
    175,000   VATTENFALL TREASURY AB (SWEDEN), 4.82%,
               04/07/99 ................................................     174,133
    185,000   XEROX CORP., 4.80%, 03/09/99 .............................     184,803
                                                                          ----------
              TOTAL COMMERCIAL PAPER
              (COST $3,012,779) ........................................   3,012,779
                                                                          ----------
              TOTAL INVESTMENTS--100.0%
              (COST $3,818,405)**.......................................  $3,818,405
                                                                          ==========

** = The cost of securities is substantially the same for federal income tax purposes.


                       See notes to financial statements.

page 22
Statement of Assets and Liabilities
February 28, 1999 (unaudited)


                                                                     GROWTH AND       CAPITAL     INTERNATIONAL
                                                                       INCOME         GROWTH          EQUITY
                                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                   -------------- -------------- ---------------
ASSETS:
 Investment securities, at value (Note 1)                           $18,998,315    $11,915,926     $6,282,413
 Cash                                                                       437            612        263,633
 Foreign Currency (Cost $223,775)                                            --             --        221,013
 Other assets                                                               250            166             89
 Receivables:
  Investment securities sold                                                 --             --        189,615
  Dividends and Interest                                                 22,082        119,642         10,406
  Expense reimbursement from sub-administrator                               --             --          5,924
  Portfolio shares sold                                                  15,101             --             --
                                                                    -----------    -----------     ----------
   TOTAL ASSETS                                                      19,036,185     12,036,346      6,973,093
                                                                    -----------    -----------     ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                            --             --        205,599
  Portfolio shares redeemed                                              11,927         22,881             --
  Open forward foreign currency contracts                                    --             --         16,246
  Variation margin                                                           --             --             --
 Accrued liabilities: (Note 2)
  Custody fees                                                           17,798         13,826          4,985
  Other                                                                  76,944         14,683         23,425
                                                                    -----------    -----------     ----------
   TOTAL LIABILITIES                                                    106,669         51,390        250,255
                                                                    -----------    -----------     ----------
NET ASSETS:
 Paid in capital                                                     18,891,228     11,741,570      6,662,839
 Accumulated undistributed net investment income (loss)                  (2,851)         3,099        (82,627)
 Accumulated net realized gain (loss) on investment transactions           (628)      (728,387)      (270,851)
 Net unrealized appreciation of investments                              41,767        968,674        413,477
                                                                    -----------    -----------     ----------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS                                             $18,929,516    $11,984,956     $6,722,838
                                                                    ===========    ===========     ==========
   Shares of beneficial interest outstanding
   ($.001 par value; unlimited number of shares authorized)           1,530,581        977,485        663,956
   Net asset value, redemption price per share and
   maximum offering price per share                                 $     12.37    $     12.26     $    10.13
   Cost of investments                                              $18,956,548    $10,947,252     $5,849,119
                                                                    -----------    -----------     ----------



                                                                         ASSET       U.S. GOVERNMENT      MONEY
                                                                      ALLOCATION          INCOME          MARKET
                                                                       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                   ---------------- ----------------- -------------
ASSETS:
 Investment securities, at value (Note 1)                            $ 10,086,534      $ 6,815,436     $3,818,405
 Cash                                                                         304              891          9,619
 Foreign Currency (Cost $223,775)                                              --               --             --
 Other assets                                                                 107               78          1,632
 Receivables:
  Investment securities sold                                              126,309               --             --
  Dividends and Interest                                                   43,745           77,543             --
  Expense reimbursement from sub-administrator                                 --              788             --
  Portfolio shares sold                                                        --               --             --
                                                                     ------------      -----------     ----------
   TOTAL ASSETS                                                        10,256,999        6,894,736      3,829,656
                                                                     ------------      -----------     ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                       1,126,846               --             --
  Portfolio shares redeemed                                                   622              453            140
  Open forward foreign currency contracts                                      --               --             --
  Variation margin                                                          1,250               --             --
 Accrued liabilities: (Note 2)
  Custody fees                                                              9,185           10,892          9,000
  Other                                                                    10,831            6,364          3,582
                                                                     ------------      -----------     ----------
   TOTAL LIABILITIES                                                    1,148,734           17,709         12,722
                                                                     ------------      -----------     ----------
NET ASSETS:
 Paid in capital                                                        8,868,276        6,643,851      3,817,616
 Accumulated undistributed net investment income (loss)                    95,417          115,936           (213)
 Accumulated net realized gain (loss) on investment transactions           63,668           97,898           (469)
 Net unrealized appreciation of investments                                80,904           19,342             --
                                                                     ------------      -----------     ----------
   NET ASSETS APPLICABLE TO INVESTORS'
   BENEFICIAL INTERESTS                                              $  9,108,265      $ 6,877,027     $3,816,934
                                                                     ============      ===========     ==========
   Shares of beneficial interest outstanding
   ($.001 par value; unlimited number of shares authorized)               856,614          714,402      3,817,603
   Net asset value, redemption price per share and
   maximum offering price per share                                  $      10.63      $      9.63     $     1.00
   Cost of investments                                               $ 10,006,449      $ 6,796,094     $3,818,405
                                                                     ------------      -----------     ----------



                       See notes to financial statements.

                                                                         page 23
                                                         Statement of Operations
                          For the six months ended February 28, 1999 (unaudited)


                                                                 Growth and     Capital
                                                                   Income        Growth
                                                                 Portfolio     Portfolio
                                                               ------------- -------------
INVESTMENT INCOME (NOTE 1C):
 Interest                                                       $   22,405    $   39,619
 Dividends                                                         109,392        47,856
 Foreign taxes withheld                                               (143)         (122)
                                                                ----------    ----------
  TOTAL INVESTMENT INCOME                                          131,654        87,353
                                                                ----------    ----------
EXPENSES:
 Investment advisory fees (Note 2)                                  57,187        36,663
 Administration fees (Note 2)                                       19,062        12,220
 Accounting fees                                                        --            --
 Custodian fees                                                     25,366        36,662
 Printing and postage                                                6,658           496
 Professional fees                                                  13,472        10,905
 Transfer agent fees                                                 6,474         5,145
 Trustees fees and expenses                                            477           305
 Miscellaneous expenses                                                799         1,445
                                                                ----------    ----------
  TOTAL EXPENSES                                                   129,495       103,841
Less amounts waived (Note 2E)                                       43,870        48,883
Less amounts borne by VFD (Note 2)                                      --            --
                                                                ----------    ----------
  NET EXPENSES                                                      85,625        54,958
                                                                ----------    ----------
  NET INVESTMENT INCOME (LOSS)                                      46,029        32,395
                                                                ----------    ----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON:
 Investment transactions                                            52,363      (447,353)
 Futures transactions
 Foreign currency transactions                                          --            --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                     3,060,317     2,222,835
 Futures transactions
 Foreign currency contracts and foreign currency translation            --            --
                                                                ----------    ----------
Net realized and unrealized gain (loss)                          3,112,680     1,775,482
                                                                ----------    ----------
Net increase/decrease in net assets from operations             $3,158,709    $1,807,877
                                                                ==========    ==========



                                                                International      Asset     U.S. Government     Money
                                                                    Equity      Allocation        Income        Market
                                                                  Portfolio      Portfolio      Portfolio      Portfolio
                                                               --------------- ------------ ----------------- ----------
INVESTMENT INCOME (NOTE 1C):
 Interest                                                        $     4,681     $109,695      $   206,047     $99,857
 Dividends                                                            18,343       29,213               --          --
 Foreign taxes withheld                                               (2,070)         (66)              --          --
                                                                 -----------     --------      -----------     -------
  TOTAL INVESTMENT INCOME                                             20,954      138,842          206,047      99,857
                                                                 -----------     --------      -----------     -------
EXPENSES:
 Investment advisory fees (Note 2)                                    25,055       24,088           17,082       4,801
 Administration fees (Note 2)                                          6,264        8,758            6,832       3,841
 Accounting fees                                                      31,876           --               --          --
 Custodian fees                                                        7,830       20,460           18,780       9,603
 Printing and postage                                                  7,357        4,959            3,496       1,160
 Professional fees                                                    11,928        6,746            6,666      12,986
 Transfer agent fees                                                   5,256        5,566            6,844       5,489
 Trustees fees and expenses                                              157          219              171          96
 Miscellaneous expenses                                                  491          572            2,414       4,267
                                                                 -----------     --------      -----------     -------
  TOTAL EXPENSES                                                      96,214       71,363           62,285      42,243
Less amounts waived (Note 2E)                                         31,319       32,841           23,914       8,642
Less amounts borne by VFD (Note 2)                                    30,408        1,304           11,036      23,038
                                                                 -----------     --------      -----------     -------
  NET EXPENSES                                                        34,487       37,218           27,335      10,563
                                                                 -----------     --------      -----------     -------
  NET INVESTMENT INCOME (LOSS)                                       (13,533)     101,624          178,712      89,294
                                                                 -----------     --------      -----------     -------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON:
 Investment transactions                                            (350,815)      65,153          103,773         244
 Futures transactions                                                 19,567       11,749
 Foreign currency transactions                                        22,393           --               --          --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                       1,032,138      689,629         (284,706)         --
 Futures transactions                                                  8,859        1,760
 Foreign currency contracts and foreign currency translation         (35,352)          --               --          --
                                                                 -----------     --------      -----------     -------
Net realized and unrealized gain (loss)                              696,790      768,291         (180,933)        244
                                                                 -----------     --------      -----------     -------
Net increase/decrease in net assets from operations              $   683,257     $869,915      $    (2,221)    $89,538
                                                                 ===========     ========      ===========     =======



                       See notes to financial statements.

page 24
Statement of Changes in Net Assets
For the periods indicated (unaudited)


                                                 Growth and Income                 Capital Growth
                                                     Portfolio                        Portfolio
                                         --------------------------------- -------------------------------
                                             09/01/98                          09/01/98       Year Ended
                                             Through         Year Ended        Through        August 31,
                                             02/28/99     August 31, 1998      02/28/99          1998
                                         --------------- ----------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)             $     46,029     $    140,213     $     32,395    $     93,943
 Net realized gain (loss) on investment
 and foreign currency transactions              52,363        3,688,903         (447,353)      1,362,111
 Change in net unrealized appreciation/
 depreciation on investments and
 foreign currency translations               3,060,317       (5,264,810)       2,222,835      (3,730,448)
                                          ------------     ------------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    3,158,709       (1,435,694)       1,807,877      (2,274,394)
                                          ------------     ------------     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                        (141,313)        (152,413)         (91,620)        (75,294)
 Net realized gain on investment
 transactions                               (3,026,944)      (2,095,439)      (1,211,368)     (1,086,897)
                                          ------------     ------------     ------------    ------------
                                            (3,168,257)      (2,247,852)      (1,302,988)     (1,162,191)
                                          ------------     ------------     ------------    ------------
Increase (decrease) from capital share
transactions
 Proceeds from shares issued                 1,147,263        7,392,467          884,117       4,208,043
 Dividends reinvested                        3,168,265        2,247,852        1,302,987       1,162,192
 Cost of shares redeemed                    (2,746,175)      (3,588,729)      (1,802,801)     (3,211,182)
                                          ------------     ------------     ------------    ------------
Net increase (decrease) in net assets
from shares of beneficial interest
transactions                                 1,569,353        6,051,590          384,303       2,159,053
                                          ------------     ------------     ------------    ------------
NET INCREASE (DECREASE) IN NET
ASSETS                                       1,559,805        2,368,044          889,192      (1,277,532)
NET ASSETS:
 Beginning of period                        17,369,711       15,001,667       11,095,764      12,373,296
                                          ------------     ------------     ------------    ------------
 End of period                            $ 18,929,516     $ 17,369,711     $ 11,984,956    $ 11,095,764
                                          ============     ============     ============    ============
Share Transactions:
 Issued                                         86,242          487,129          166,563         270,050
 Reinvested                                    247,460          162,983            7,064          81,196
 Redeemed                                     (207,934)        (234,746)        (142,894)       (201,529)
                                          ------------     ------------     ------------    ------------
Change in shares                               125,768          415,366           30,733         149,717
                                          ============     ============     ============    ============



                                                                                                           U.S.
                                                                                                        Government
                                             International Equity             Asset Allocation            Income
                                                   Portfolio                     Portfolio              Portfolio
                                         ----------------------------- ------------------------------ --------------
                                            09/01/98      Year Ended      09/01/98       Year Ended      09/01/98
                                             Through      August 31,       Through       August 31,       Through
                                            02/28/99         1998         02/28/99          1998         02/28/99
                                         -------------- -------------- -------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)              $  (13,533)    $   12,165     $  101,624    $     217,174    $  178,712
 Net realized gain (loss) on investment
 and foreign currency transactions           (308,855)       377,671         76,902          860,769       103,773
 Change in net unrealized appreciation/
 depreciation on investments and
 foreign currency translations              1,005,645       (611,170)       691,389       (1,192,269)     (284,706)
                                           ----------     ----------     ----------    -------------    ----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     683,257       (221,334)       869,915         (114,326)       (2,221)
                                           ----------     ----------     ----------    -------------    ----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                        (65,685)      (103,835)      (150,709)        (188,322)     (341,110)
 Net realized gain on investment
 transactions                                (309,348)      (217,881)      (783,916)        (398,931)           --
                                           ----------     ----------     ----------    -------------    ----------
                                             (375,033)      (321,716)      (934,625)        (587,253)     (341,110)
                                           ----------     ----------     ----------    -------------    ----------
Increase (decrease) from capital share
transactions
 Proceeds from shares issued                  298,969      1,608,468      1,355,593        2,149,078     1,275,000
 Dividends reinvested                         375,032        321,716        783,916          587,253       341,107
 Cost of shares redeemed                     (577,214)      (489,849)      (779,322)        (504,107)     (977,178)
                                           ----------     ----------     ----------    -------------    ----------
Net increase (decrease) in net assets
from shares of beneficial interest
transactions                                   96,787      1,440,335      1,360,187        2,232,224       638,929
                                           ----------     ----------     ----------    -------------    ----------
NET INCREASE (DECREASE) IN NET
ASSETS                                        405,011        897,285      1,295,477        1,530,645       295,598
NET ASSETS:
 Beginning of period                        6,317,827      5,420,542      7,812,788        6,282,143     6,581,429
                                           ----------     ----------     ----------    -------------    ----------
 End of period                             $6,722,838     $6,317,827     $9,108,265    $   7,812,788    $6,877,027
                                           ==========     ==========     ==========    =============    ==========
Share Transactions:
 Issued                                        29,657        150,107        121,606          182,176       141,748
 Reinvested                                    37,761         33,368         71,200           52,028        18,453
 Redeemed                                     (59,281)       (46,315)       (70,174)         (43,387)      (96,024)
                                           ----------     ----------     ----------    -------------    ----------
Change in shares                                8,137        137,160        122,632          190,817        64,177
                                           ==========     ==========     ==========    =============    ==========



                                         U.S. Government
                                             Income             Money Market
                                           Portfolio              Portfolio
                                         -------------- -------------------------------
                                           Year Ended       09/01/98       Year Ended
                                           August 31,       Through        August 31,
                                              1998          02/28/99          1998
                                         -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)              $  293,366    $      89,294   $     173,400
 Net realized gain (loss) on investment
 and foreign currency transactions             (4,875)             244            (380)
 Change in net unrealized appreciation/
 depreciation on investments and
 foreign currency translations                270,455               --              --
                                           ----------    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     558,946           89,538         173,020
                                           ----------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                       (152,142)         (89,916)       (172,997)
 Net realized gain on investment
 transactions                                      --             (316)             --
                                           ----------    -------------   -------------
                                             (152,142)         (90,232)       (172,997)
                                           ----------    -------------   -------------
Increase (decrease) from capital share
transactions
 Proceeds from shares issued                2,677,221        2,224,619         827,196
 Dividends reinvested                         152,142           90,414         179,352
 Cost of shares redeemed                     (456,130)      (1,776,513)     (2,581,778)
                                           ----------    -------------   -------------
Net increase (decrease) in net assets
from shares of beneficial interest
transactions                                2,373,233          538,520      (1,575,230)
                                           ----------    -------------   -------------
NET INCREASE (DECREASE) IN NET
ASSETS                                      2,780,037          537,826      (1,575,207)
NET ASSETS:
 Beginning of period                        3,801,392        3,279,108       4,854,315
                                           ----------    -------------   -------------
 End of period                             $6,581,429    $   3,816,934   $   3,279,108
                                           ==========    =============   =============
Share Transactions:
 Issued                                       276,633        2,224,619         827,196
 Reinvested                                    15,978           90,414         179,352
 Redeemed                                     (46,840)      (1,776,513)     (2,581,778)
                                           ----------    -------------   -------------
Change in shares                              245,771          538,520      (1,575,230)
                                           ==========    =============   =============

                                See notes to financial statements.

                                                                         page 25
                                                Financial Highlights (unaudited)


                                                           Growth and Income Portfolio
                                           ------------------------------------------------------------
                                             09/01/98         Year Ended August 31,          03/01/95*
                                             through   ------------------------------------   through
                                             02/28/99      1998         1997        1996      08/31/95
                                           ----------- ------------ ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $ 12.36     $ 15.16      $ 12.74    $ 11.48     $ 10.00
                                             -------     -------      -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.29         0.09        0.15        0.29        0.11
 Net Gains or Losses on Investments
 (both realized and unrealized)                2.36       ( 0.71)       3.99        1.52        1.37
                                             -------     -------      -------    -------     -------
  TOTAL FROM INVESTMENT OPERATIONS             2.65       ( 0.62)       4.14        1.81        1.48
                                             -------     -------      -------    -------     -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.36         0.13        0.15        0.30           --
 Distributions from capital gains              2.28         2.05        1.57        0.25           --
                                             -------     -------      -------    -------     --------
  TOTAL DISTRIBUTIONS                          2.64         2.18        1.72        0.55           --
                                             -------     -------      -------    -------     --------
NET ASSET VALUE, END OF PERIOD              $ 12.37      $ 12.36      $ 15.16    $ 12.74     $ 11.48
                                             =======     =======      =======    =======     ========
TOTAL RETURN                                  18.73%       (5.45%)      35.53%     16.24%      14.80%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)    $18,930      $17,370      $15,002   $  8,081    $  6,247
 Ratios to Average Net Assets#:
  Expenses                                     0.90%        0.90%        0.90%      0.90%       0.90%
  Net investment income                        0.48%        0.78%        1.18%      1.71%       2.14%
  Expenses without waivers and
  assumption of expenses                       1.36%        1.70%        1.70%      1.98%       1.80%
  Net investment income without
  waivers and assumption of expenses           0.02%       (0.02%)       0.38%      0.63%       1.24%
Portfolio Turnover Rate                          87%         170%          89%       129%         32%



                                                             Capital Growth Portfolio
                                           ------------------------------------------------------------
                                             09/01/98          Year Ended August 31,          03/01/95*
                                             through   -------------------------------------   through
                                             02/28/99       1998         1997        1996     08/31/95
                                           ----------- ------------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $ 11.72     $   15.52     $ 13.84    $  11.90    $ 10.00
                                             -------     ---------     -------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.03           0.10        0.09        0.16       0.06
 Net Gains or Losses on Investments
 (both realized and unrealized)                1.92          (2.37)       3.42        2.14       1.84
                                             -------     ---------     -------    --------    -------
  TOTAL FROM INVESTMENT OPERATIONS             1.95          (2.27)       3.51        2.30       1.90
                                             -------     ---------     -------    --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.09           0.09        0.10        0.14         --
 Distributions from capital gains              1.32           1.44        1.73        0.22         --
                                             -------     ---------     -------    --------    --------
  TOTAL DISTRIBUTIONS                          1.41           1.53        1.83        0.36         --
                                             -------     ---------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD               $ 12.26     $   11.72     $ 15.52    $  13.84    $ 11.90
                                             =======     =========     =======    ========    ========
TOTAL RETURN                                   16.44%       (16.38%)     27.27%      19.66%     19.00%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $11,985     $  11,096     $12,373    $  7,910   $  6,329
 Ratios to Average Net Assets#:
  Expenses                                      0.89%         0.90%       0.90%       0.90%      0.90%
  Net investment income                         0.53%         0.72%       0.64%       0.97%      1.04%
  Expenses without waivers and
  assumption of expenses                        1.69%         1.70%       1.70%       1.97%      1.80%
  Net investment income without
  waivers and assumption of expenses            0.27%        (0.08%)     (0.16%)     (0.10)%     0.14%
Portfolio Turnover Rate                           10%           71%         54%        107%        28%


                                                            International Equity Portfolio
                                           -----------------------------------------------------------------
                                             09/01/98            Year Ended August 31,            03/01/95*
                                              through   ----------------------------------------   through
                                             02/28/99         1998           1997        1996      08/31/95
                                           ------------ ---------------- ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period        $   9.63      $   10.45      $ 10.59     $  10.89    $ 10.00
                                             --------      ---------      -------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         ( 0.02)          0.02 (b)     0.19         0.22       0.10
 Net Gains or Losses on Investments
 (both realized and unrealized)                  1.11          (0.28)        0.65         0.03       0.79
                                             --------      ---------      -------     --------    -------
  TOTAL FROM INVESTMENT OPERATIONS               1.09          (0.26)        0.84         0.25       0.89
                                             --------      ---------      -------     --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income            0.10           0.18         0.13         0.25         --
 Distributions from capital gains                0.49           0.38         0.85         0.30         --
                                             --------      ---------      -------     --------    --------
  TOTAL DISTRIBUTIONS                            0.59           0.56         0.98         0.55         --
                                             --------      ---------      -------     --------    --------
NET ASSET VALUE, END OF PERIOD               $  10.13      $    9.63      $ 10.45     $  10.59    $ 10.89
                                             ========      =========      =======     ========    ========
TOTAL RETURN                                    11.49%         (2.46%)       8.27%       2.42%       8.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $  6,723      $   6,318     $  5,421    $  3,901    $  5,482
 Ratios to Average Net Assets#:
  Expenses                                       1.10%          1.10%        1.11%       1.10%       1.09%
  Net investment income                        ( 0.43%)         0.19%        1.96%       0.82%       1.92%
  Expenses without waivers and
  assumption of expenses                         3.07%          3.05%        2.99%       4.22%       2.90%
  Net investment income without
  waivers and assumption of expenses           ( 2.40%)        (1.76%)       0.08%     ( 2.30%)      0.11%
Portfolio Turnover Rate                            91%           157%         158%        200%         75%



                                                          Asset Allocation Portfolio
                                           ---------------------------------------------------------
                                            09/01/98         Year Ended August 31,         03/01/95*
                                             through  -----------------------------------   through
                                            02/28/99      1998        1997        1996     08/31/95
                                           ---------- ----------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period       $ 10.64    $  11.57    $ 11.15     $ 11.04     $ 10.00
                                            -------    --------    -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.09        0.28       0.33        0.66        0.21
 Net Gains or Losses on Investments
 (both realized and unrealized)                1.10      ( 0.25)      1.94        0.49        0.83
                                            -------    --------    -------     -------     -------
  TOTAL FROM INVESTMENT OPERATIONS             1.19        0.03       2.27        1.15        1.04
                                            -------    --------    -------     -------     -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.18        0.30       0.30        0.67          --
 Distributions from capital gains              1.02        0.66       1.55        0.37          --
                                            -------    --------    -------     -------     --------
  TOTAL DISTRIBUTIONS                          1.20        0.96       1.85        1.04          --
                                            -------    --------    -------     -------     --------
NET ASSET VALUE, END OF PERIOD              $ 10.63    $  10.64    $ 11.57     $ 11.15     $ 11.04
                                            =======    ========    =======     =======     ========
TOTAL RETURN                                  10.94%    ( 0.04%)     22.61%      10.90%      10.40%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)   $  9,108   $  7,813    $  6,282    $  4,033    $  5,546
 Ratios to Average Net Assets#:
  Expenses                                     0.85%      0.85%       0.85%       0.85%       0.85%
  Net investment income                        2.32%      2.81%       3.28%       3.18%       3.86%
  Expenses without waivers and
  assumption of expenses                       1.63%      1.91%       2.03%       2.33%       1.65%
  Net investment income without
  waivers and assumption of expenses           1.54%      1.75%       2.10%       1.71%       3.06%
Portfolio Turnover Rate                          81%       162%        122%        155%         45%


                       See notes to financial statements.

page 26
Financial Highlights (continued) (unaudited)


                                                      U.S. Government Income Portfolio++
                                           --------------------------------------------------------
                                            09/01/98        Year Ended August 31,        03/01/95*
                                             through  ---------------------------------   through
                                            02/28/99     1988       1997        1996      08/31/95
                                           ---------- ---------- ---------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period      $ 10.12   $  9.40     $ 9.53     $ 10.69     $ 10.00
                                            -------    -------     ------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.24      0.39       0.52        1.17        0.32
 Net Gains or Losses on Investments
 (both realized and unrealized)              ( 0.22)     0.64       0.22      ( 0.86)       0.37
                                            --------   -------     ------    --------    -------
  TOTAL FROM INVESTMENT OPERATIONS             0.02      1.03       0.74        0.31        0.69
                                            --------   -------     ------    --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income          0.51      0.31       0.54        1.13          --
 Distributions from capital gains                 --        --      0.33        0.34          --
                                            --------   -------     ------    --------    --------
  TOTAL DISTRIBUTIONS                          0.51      0.31       0.87        1.47          --
                                            --------   -------     ------    --------    --------
NET ASSET VALUE, END OF PERIOD              $  9.63    $ 10.12     $ 9.40    $  9.53     $ 10.69
                                            ========   =======     ======    ========    ========
TOTAL RETURN                                   0.10%    11.12%      8.11%       2.62%       6.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)   $  6,877   $ 6,581     $3,801    $  2,994    $  5,390
 Ratios to Average Net Assets#:
  Expenses                                    0.80%     0.80%      0.80%       0.80%       0.80%
  Net investment income                       5.23%     5.40%      5.91%       6.06%       6.19%
  Expenses without waivers and
  assumption of expenses                      1.82%     1.99%      1.50%       1.79%       1.62%
  Net investment income without
  waivers and assumption of expenses          4.21%     4.21%      5.21%       5.07%       5.37%
Portfolio Turnover Rate                         18%       14%        40%         83%         46%



                                                           Money Market Portfolio
                                           ------------------------------------------------------
                                            09/01/98       Year Ended August 31,        03/01/95*
                                             through  --------------------------------   through
                                            02/28/99     1998       1997       1996     08/31/95
                                           ---------- ---------- ---------- ---------- ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period       $ 1.00     $ 1.00     $ 1.00    $ 1.00      $ 1.00
                                             ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        0.02        0.05       0.05      0.05        0.03
 Net Gains or Losses on Investments
 (both realized and unrealized)                  --         --         --         --         --
                                             ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS            0.02       0.05       0.05       0.05        0.03
                                             ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income         0.02        .05       0.05       0.05        0.03
 Distributions from capital gains               --         --         --         --         --
                                             ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                         0.02       0.05       0.05       0.05        0.03
                                             ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD               $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                             ======     ======     ======     ======     ======
TOTAL RETURN                                   2.35%      5.04%      4.93%      5.15%      2.79%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)     $3,817     $3,279     $4,854     $2,950     $5,422
 Ratios to Average Net Assets#:
  Expenses                                     0.55%      0.55%      0.55%      0.55%      0.55%
  Net investment income                        4.65%      4.94%      4.84%      5.10%      5.46%
  Expenses without waivers and
  assumption of expenses                       2.20%      2.24%      1.46%      1.74%      1.21%
  Net investment income without
  waivers and assumption of expenses           3.00%      3.25%      3.93%      3.91%      4.80%
Portfolio Turnover Rate                          --         --         --         --         --

* Commencement of operations.
#  Short periods have been annualized.
++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income Portfolio to U.S. Government Income Portfolio.
b Net investment income per share has been calculated based on average shares outstanding during the period.


                       See notes to financial statements.

                                                                         page 27
                                                   Notes to Financial Statements
                                                              (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)") each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP"), and Money Market Portfolio ("MMP").

    THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    C. Repurchase agreements--It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Portfolio's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

    D. Futures Contracts--When a portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.


       The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

       The IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities, when the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used page 28
Notes to Financial Statements (Unaudited)

       for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subject the Portfolio to unlimited risk of loss.

       AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the portfolio.

       As of February 28, 1999, the Portfolios had outstanding futures contracts as described on the respective Portfolio of Investments.

    E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

       (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

       (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

       Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

    F. Forward Foreign Currency Exchange Contracts--A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio's basis in the contract. The portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

    G. Federal Income Tax Status--It is the Portfolio's policy to comply individually for each portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    H. Dividends and Distributions to Shareholders--The portfolios record dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    I. Expenses--Direct expenses of a portfolio are charged to the respective Portfolio and general Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2. FEES AND OTHER TRANSACTIONS
     WITH AFFILIATES

    A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government
                                                                         page 29
                                                   Notes to Financial Statements
                                                              (Unaudited)

       Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived some or all its fees as shown in 2.D.

       Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolio's, 0.25% of the Asset Allocation and U.S. Government Income Portfolio's and 0.10% of the Money Market Portfolio's average daily net assets.

       Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.

    B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived some or all of its fees as shown in 2.D.

    C. Sub-Administration Fees--Pursuant to a Sub-administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-administrator"), an indirect wholly-owned subsidiary of BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-administrator voluntarily waived all of its fees.

    D. Assumption of Expenses--For the six month period ended February 28, 1999, the Investor Advisor, Administrator and Sub-administrator voluntarily waived expenses for the portfolios as follows:

                                                                         U.S.
                    Growth and    Capital      Intl.        Asset     Government     Money
                      Income       Growth      Equity    Allocation     Income      Market
                     Portfolio   Portfolio   Portfolio    Portfolio    Portfolio   Portfolio
                   ------------ ----------- ----------- ------------ ------------ ----------
  Administration      $ 6,000     $12,220     $ 6,264      $ 8,758      $ 6,832    $ 3,841
  Advisory             37,870      36,663      25,055       24,083       17,082      4,801
                      -------     -------     -------      -------      -------    -------
  TOTAL
  WAIVERS             $43,870     $48,883     $31,319      $32,841      $23,914    $ 8,642
                      =======     =======     =======      =======      =======    =======
  The Sub-Administrator voluntarily assumed certain expenses of the funds:
  Assumed
  Expenses                 --          --     $30,408      $ 1,304      $11,036    $23,038
                      =======     =======     =======      =======      =======    =======

    E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase are presented in the Statement of Operations as Custodian fees.

       The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six month period ended February 28, 1999, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:


                                                    Accrued
                                       Pension      Pension
                                      Expenses     Liability
    Portfolio:                       ----------   ----------
  Growth and Income Portfolio           $196        $1,133
  Capital Growth Portfolio               129           896
  International Equity Portfolio          67           453
  Asset Allocation Portfolio              85           519
  U.S. Government Income
  Portfolio                               62           371
  Money Market Portfolio                  33           277

page 30
Notes to Financial Statements (Unaudited)

    3. INVESTMENT TRANSACTIONS--For the six month period ended February 28, 1999, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

                                                                                   U.S.
                           Growth        Capital        Intl.         Asset     Government
                          & Income        Growth        Equity     Allocation     Income
                          Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                       -------------- ------------- ------------- ------------ ------------
    Purchases
    (excluding U.S.
    Government)         $16,034,349    $1,123,507    $5,318,117    $5,731,126   $       --
    Sales (excluding
    U.S. Government)     17,424,344     1,903,420     5,498,083     5,579,755           --
    Purchases of
    U.S. Government              --            --            --       645,188    2,383,238
    Sales of
    U.S. Government              --            --            --       977,927    1,056,920

    4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at February 28, 1999 are as follows:


                                                                                      U.S.
                          Growth         Capital        Intl.          Asset       Government
                         & Income        Growth         Equity      Allocation       Income
                         Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
                      -------------- -------------- ------------- -------------- -------------
    Aggregate Cost     $ 18,956,548   $ 10,947,252   $5,849,119    $10,006,449    $6,796,094
                       ------------   ------------   ----------    -----------    ----------
    Gross Unrealized
    Appreciation          1,542,090      2,848,044      898,331        500,335       123,362
    Gross Unrealized
    Depreciation         (1,500,323)    (1,879,370)    (465,037)      (420,250)     (104,020)
                       ------------   ------------   ----------    -----------    ----------
    Net Unrealized
    Appreciation       $     41,767   $    968,674   $  433,294    $    80,085    $   19,342
                       ============   ============   ==========    ===========    ==========

    5. OPEN FORWARD FOREIGN CURRENCY CONTRACTS The following forward foreign currency contracts were held by the International Equity Portfolio at February 28, 1999:


         Contract                 Contract                             Net
          Amount                   Amount                          Unrealized
        Purchased/                  Sold/           Settlement     Gain (Loss)
          (Sold)                 (Purchased)           Date           (USD)
-------------------------   --------------------   ------------   ------------
            521,132(DEM)           190,000(GBP)      3/10/99      (11,635)
         40,000,000(JPY)           313,119(EUR)      5/13/99       (4,611)
                                                                  ---------
                                                                  ($ 16,246)
                                                                  =========

     EUR = Euro Currency
     DEM = Deutsche Mark
     GBP = Great British Pound
     JPY = Japanese Yen

    6. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                          Net
                              Delivery                                Unrealized
                            Value (Local                    Value     Gain (Loss)
         Currency             Currency)     Cost (USD)      (USD)        (USD)
-------------------------  --------------  ------------  ----------  ------------
    Australian Dollar            1,295       $    816    $   804       ($   12)
    Swiss Franc                 16,997         12,111     11,730          (381)
    EURO                       160,395        178,308    176,137        (2,171)
    Great British Pound          5,182          8,449      8,305          (144)
    Greek Drachma               60,000            216        205           (11)
    Hong Kong Dollar            30,730          3,966      3,967             1
    Indonesian Rupiah          894,077             58        101            43
    Japanese Yen                92,357            808        778           (30)
    Malaysian Ringgit            1,835            432        483            51
    New Mexican Peso                93              9          9             0
    Phillippine Peso            22,439            535        576            41
    Swedish Krona              140,807         17,318     17,186          (132)
    Singapore Dollar             1,217            722        706           (16)
    Thai Baht                      964             27         26              (1)
                                             --------    -------        ---------
    Total                                     223,775    221,013        (2,762)
                                             ========    =======        ========

    7. CONCENTRATION OF SHAREHOLDERS At February 28, 1999, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.


    8. CONCENTRATION OF CREDIT RISK As of February 28, 1999, MMP invested 31.8% of its net assets in financial institutions, all of which was invested in Banking. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

       IEP invested 23.9% of its net assets in the United Kingdom. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

                                                                         page 31
                                                   Notes to Financial Statements
                                                              (Unaudited)

    9. BANK BORROWINGS
       IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.35%. IEP also pays a commitment fee of 0.075% per annum on the average daily amount of the available commitment, which is allocated on a pro-rate basis to IEP. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

      IEP had no borrowings outstanding at February 28, 1999.
















The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.